Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2013

Boston Properties, Inc.

Fourth Quarter 2013

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Consolidated Joint Ventures	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
Princeton Lease Expiration Roll Out	32-33
San Francisco Lease Expiration Roll Out	34-35
Washington, DC Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance	40
Same Property Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline - Construction in Progress	48
Value Creation Pipeline - Land Parcels and Purchase Options	49
Definitions	50-52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: Fountain Square, Reston, VA; back left, One Freedom Square and Two Freedom Square, Reston, VA)

Boston Properties, Inc.

Fourth Quarter 2013

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, New York, Princeton, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and four retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages thirty years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Executive Chairman; Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•	concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2013)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, Princeton, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	175
Total Square Feet (includes unconsolidated joint ventures and structured parking)	59.8 million
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units)	170.9 million
Dividend - Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.59% (excludes the $2.25 per share special dividend declared in December 2013)
Total Adjusted Market Capitalization	$28.2 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Fourth Quarter 2013

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman

Executive Chairman

Owen D. Thomas

Chief Executive Officer and Director

Douglas T. Linde

President and Director

Zoë Baird Budinger

Director

Carol B. Einiger

Director

Dr. Jacob A. Frenkel

Director, Chair of Nominating & Corporate Governance Committee

Joel I. Klein Director Matthew J. Lustig Director Alan J. Patricof Director, Chair of Audit Committee Martin Turchin Director David A. Twardock Director, Chair of Compensation Committee

Raymond A. Ritchey

Executive Vice President, National Director of Acquisitions & Development

Michael E. LaBelle

Senior Vice President, Chief Financial Officer

Peter D. Johnston

Senior Vice President and Regional Manager of Washington, DC

Bryan J. Koop

Senior Vice President and Regional Manager of Boston

Mitchell S. Landis

Senior Vice President and Regional Manager of Princeton

Robert E. Pester

Senior Vice President and Regional Manager of San Francisco

John F. Powers

Senior Vice President and Regional Manager of New York

Frank D. Burt

Senior Vice President, General Counsel

Michael R. Walsh

Senior Vice President, Finance

Arthur S. Flashman

Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900 Boston, MA 02199	Stock Exchange Listing	800 Boylston Street, Suite 1900 Boston, MA 02199	Michael Walsh, Senior Vice President, Finance
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	at 617.236.3410 or
(f) 617.236.3311		(f) 617.236.3311	mwalsh@bostonproperties.com
www.bostonproperties.com
Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012

High Closing Price	$109.64	$111.35	$114.59	$109.46	$111.46
Low Closing Price	$98.46	$98.27	$100.50	$100.33	$100.03
Average Closing Price	$103.44	$105.81	$108.58	$105.48	$105.70
Closing Price, at the end of the quarter	$100.37	$106.90	$105.47	$101.06	$105.81
Dividends per share - annualized (1)	$2.60	$2.60	$2.60	$2.60	$2.60
Closing dividend yield - annualized (1)	2.59%	2.43%	2.47%	2.57%	2.46%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units) (thousands) (2)	170,896	170,897	170,896	170,448	170,265
Closing market value of outstanding shares and units (thousands)	$17,370,837	$18,486,904	$18,285,486	$17,486,559	$18,076,824

(1)	Excludes the special dividend of $2.25 per share payable on January 29, 2014.
(2)	For additional detail, see page 12.

Timing

Quarterly results for the next four quarters will be announced according to the following schedule:

First Quarter, 2014	Tentatively April 29, 2014
Second Quarter, 2014	Tentatively July 29, 2014
Third Quarter, 2014	Tentatively October 28, 2014
Fourth Quarter, 2014	Tentatively January 27, 2015

Boston Properties, Inc.

Fourth Quarter 2013

RESEARCH COVERAGE

Equity Research Coverage	Debt Research Coverage	Rating Agencies

Lucy Moore

Argus Research Company

646.747.5456

Jeffrey Spector / Jamie Feldman

Bank of America Merrill Lynch

212.449.6329 / 212.449.6339

Ross Smotrich / Michael Lewis

Barclays Capital

212.526.2306 / 212.526.3098

David Toti / Evan Smith

Cantor Fitzgerald

212.829.5224 / 215.915.1220

Michael Bilerman / Joshua Attie

Citigroup Global Markets

212.816.1383 / 212.816.1685

James Sullivan / Tom Catherwood

Cowen and Company

646.562.1380 / 646.562.1382

Vin Chao / Jeremy Metz

Deutsche Bank Securities

212.250.6799 / 212.250.4667

Sheila McGrath / Nathan Crossett

Evercore Partners

212.497.0882 / 212.497.0870

Michael Knott / Jed Reagan

Green Street Advisors

949.640.8780 / 949.640.8780

David Harris

Imperial Capital

212.351.9429

Steve Sakwa / George Auerbach

ISI Group

212.446.9462 / 212.446.9459

Omotayo Okusanya / David Shamis

Jefferies & Co.

212.336.7076 / 212.284.1796

Mitch Germain

JMP Securities

212.906.3546

Anthony Paolone / Joseph Dazio

J.P. Morgan Securities

212.622.6682 / 212.622.6416

Jordan Sadler / Craig Mailman

KeyBanc Capital Markets

917.368.2280 / 917.368.2316

Vance Edelson

Morgan Stanley

212.761.4000

Rich Moore / Mike Carroll

RBC Capital Markets

440.715.2646 / 440.715.2649

David Rodgers / Matthew Spencer

RW Baird

216.737.7341 / 414.298.5053

Alexander Goldfarb / Andrew Schaffer

Sandler O’Neill & Partners

212.466.7937 / 212.466.8062

John Guinee / Erin Aslakson

Stifel, Nicolaus & Company

443.224.1307 / 443.224.1350

Ross Nussbaum / Gabriel Hilmore

UBS Securities

212.713.2484 / 212.713.3876

Scott Frost

Bank of America Merrill Lynch

646.855.8078

Thomas Cook

Citi Investment Research

212.723.1112

John Giordano

Credit Suisse Securities

212.538.4935

Mark Streeter

J.P. Morgan Securities

212.834.5086

Thierry Perrein / Jason Jones

Wells Fargo

704.715.8455 / 704.715.7932

Stephen Boyd Fitch Ratings 212.908.9153 Chris Wimmer Moody’s Investors Service 212.553.2947 Scott Sprinzen Standard & Poor’s 212.438.7812

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2013

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Selected Items:

Revenue	$576,199	$571,481	$510,033	$477,826	$478,047
Straight-line rent (1)	$15,936	$14,837	$16,142	$17,807	$19,474
Fair value lease revenue (1) (2)	$7,202	$7,073	$13,286	$16,037	$16,101
Revenue from residential properties	$5,606	$5,493	$5,484	$5,578	$5,555
Company share of funds from operations from unconsolidated joint ventures	$7,467	$7,951	$20,991	$30,378	$28,727
Lease termination fees (included in revenue) (1)	$664	$1,380	$288	$476	$2,395
Ground rent expense (3)	$5,004	$5,016	$5,006	$5,008	$4,981
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$4,971	$4,888	$6,035	$7,158	$7,043
Fair value interest adjustment (1)	$7,512	$7,491	$1,918	$(558)	$(585)
Capitalized interest	$17,900	$17,398	$18,436	$14,418	$12,869
Capitalized wages	$4,113	$3,147	$2,784	$2,750	$3,948
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	66.3%	66.2%	66.3%	65.2%	65.9%
Gains (losses) from early extinguishments of debt	$—	$(30)	$152	$—	$—
Net income attributable to Boston Properties, Inc. common shareholders	$88,719	$152,677	$452,417	$47,854	$65,400
Funds from operations (FFO) attributable to Boston Properties, Inc.	$197,605	$197,859	$195,415	$160,624	$192,462
FFO per share - diluted	$1.29	$1.29	$1.28	$1.06	$1.27
Net income attributable to Boston Properties, Inc. per share - basic	$0.58	$1.00	$2.95	$0.32	$0.43
Net income attributable to Boston Properties, Inc. per share - diluted	$0.58	$1.00	$2.94	$0.31	$0.43
Dividends per common share (5)	$2.90	$0.65	$0.65	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$154,562	$150,285	$167,699	$145,867	$148,533

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.23	3.18	3.32	3.15	3.12
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.77	2.74	2.77	2.72	2.74
FFO Payout Ratio (8)	50.39%	50.39%	50.78%	61.32%	51.18%
FAD Payout Ratio (9)	71.55%	73.40%	65.78%	75.42%	73.97%

	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Capitalization:

Common Stock Price @ Quarter End	$100.37	$106.90	$105.47	$101.06	$105.81
Equity Value @ Quarter End	$17,370,837	$18,486,904	$18,285,486	$17,486,559	$18,076,824
Total Consolidated Debt	$11,341,508	$11,354,369	$11,365,545	$8,871,518	$8,912,369
Total Consolidated Market Capitalization	$28,712,345	$29,841,273	$29,651,031	$26,358,077	$26,989,193
Total Consolidated Debt/Total Consolidated Market Capitalization (10)	39.50%	38.05%	38.33%	33.66%	33.02%

BXP’s Share of Unconsolidated Joint Venture Debt	$329,746	$328,373	$326,714	$1,445,565	$1,445,346
Less:
Partners’ Share of Consolidated Debt	$883,655	$889,008	$894,341	$177,228	$178,291
Total Adjusted Debt	$10,787,599	$10,793,734	$10,797,918	$10,139,855	$10,179,424
Total Adjusted Market Capitalization (11)	$28,158,436	$29,280,638	$29,083,404	$27,626,414	$28,256,248
Total Adjusted Debt/Total Adjusted Market Capitalization (11) (12)	38.31%	36.86%	37.13%	36.70%	36.03%

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $15,473, $17,524, $14,916, $13,324 and $12,761 for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(5)	For the three months ended December 31, 2013, dividends per share includes the $2.25 per common share special dividend to be paid on January 29, 2014.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share. For the three months ended December 31, 2013, excludes the $2.25 per share special dividend to be paid on January 29, 2014.
(9)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For the three months ended December 31, 2013, excludes the $2.25 per share special distribution to be paid on January 29, 2014. For additional information, see page 11.
(10)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(11)	For additional detail, see page 12.
(12)	For disclosures related to our definition of Total Adjusted Debt to Total Adjusted Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

Fourth Quarter 2013

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
ASSETS
Real estate	$17,158,210	$17,105,492	$17,059,235	$13,550,889	$13,581,454
Construction in progress (1)	1,523,179	1,502,017	1,483,114	1,145,517	1,036,780
Land held for future development	297,376	295,370	290,085	503,684	275,094
Less accumulated depreciation	(3,161,571)	(3,076,280)	(2,996,520)	(2,929,385)	(2,934,160)

Total real estate	15,817,194	15,826,599	15,835,914	12,270,705	11,959,168
Cash and cash equivalents	2,365,137	1,641,275	1,608,731	909,376	1,041,978
Cash held in escrows	57,201	53,499	54,829	55,410	55,181
Marketable securities	16,641	15,377	14,226	13,825	12,172
Tenant and other receivables, net	59,464	55,393	66,039	75,849	69,555
Related party notes receivable	—	—	—	282,307	282,491
Interest receivable from related party notes receivable	—	—	—	106,313	104,816
Accrued rental income, net	651,603	641,041	625,654	612,041	598,199
Deferred charges, net	884,450	918,798	939,675	572,890	588,235
Prepaid expenses and other assets	184,477	238,688	179,741	71,756	90,610
Investments in unconsolidated joint ventures	126,084	129,038	137,975	652,807	659,916

Total assets	$20,162,251	$19,519,708	$19,462,784	$15,623,279	$15,462,321

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,449,734	$4,468,069	$4,484,657	$3,053,798	$3,102,485
Unsecured senior notes, net of discount	5,835,854	5,835,424	5,834,973	4,639,843	4,639,528
Unsecured exchangeable senior notes, net of discount	744,880	739,536	734,278	1,177,877	1,170,356
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	311,040	311,340	311,637	—	—
Related party notes payable	180,000	180,000	180,000	—	—
Accounts payable and accrued expenses	202,470	215,778	212,998	210,359	199,102
Dividends and distributions payable	497,242	112,470	112,425	110,886	110,488
Accrued interest payable	167,523	181,310	141,676	99,491	72,461
Other liabilities	578,969	567,464	556,730	316,683	324,613

Total liabilities	12,967,712	12,611,391	12,569,374	9,608,937	9,619,033

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	51,312	67,806	110,876	110,876	110,876

Redeemable interest in property partnership	99,609	98,649	98,162	98,216	97,558

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 152,983,101, 152,390,595, 152,384,740, 151,601,209 and 150,856,237 outstanding, respectively	1,530	1,524	1,524	1,516	1,516
Additional paid-in capital (2)	5,662,453	5,250,174	5,246,243	5,232,030	5,222,073
Earnings (dividends) in excess of dividends (earnings)	(108,552)	246,206	192,492	(160,697)	(109,985)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(11,556)	(12,122)	(12,689)	(13,253)	(13,817)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,741,153	5,683,060	5,624,848	5,256,874	5,097,065

Noncontrolling interests:
Common units of the Operating Partnership	576,333	577,173	570,135	540,103	539,753
Property partnerships (2)	726,132	481,629	489,389	8,273	(1,964)

Total equity	7,043,618	6,741,862	6,684,372	5,805,250	5,634,854

Total liabilities and equity	$20,162,251	$19,519,708	$19,462,784	$15,623,279	$15,462,321

On May 31, 2013, the Company’s two joint venture partners in 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building) in New York City) transferred all of their interests in the joint venture to third parties. In connection with the transfer, the Company and its new joint venture partners modified the Company’s relative decision making authority and consent rights with respect to the joint venture’s assets and operations. These changes resulted in the Company having sufficient financial and operating control over 767 Venture, LLC such that the Company now accounts for the assets, liabilities and operations of 767 Venture, LLC on a consolidated basis in its financial statements instead of under the equity method of accounting. Upon consolidation, the Company recognized a non-cash gain on its investment of approximately $359.5 million.

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	For additional detail see note 6 on page 47.

Boston Properties, Inc.

Fourth Quarter 2013

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Revenue
Rental
Base Rent	$453,538	$449,636	$399,192	$373,046	$376,401
Recoveries from tenants	79,586	80,718	68,321	64,319	59,624
Parking and other	25,174	25,000	23,547	23,437	21,991

Total rental revenue	558,298	555,354	491,060	460,802	458,016
Hotel revenue	10,269	10,652	11,118	8,291	11,691
Development and management services	7,632	5,475	7,855	8,733	8,340

Total revenue	576,199	571,481	510,033	477,826	478,047

Expenses
Operating (1)	108,147	108,668	97,914	94,677	91,744
Real estate taxes	90,441	90,620	78,104	74,385	72,855
Hotel operating	7,488	6,580	7,335	7,044	8,519
General and administrative (1) (2) (3)	20,656	24,841	24,316	45,516	17,921
Transaction costs	—	766	535	443	401
Impairment loss (9)	—	—	—	8,306	—
Depreciation and amortization	154,475	153,253	133,456	119,453	118,752

Total expenses	381,207	384,728	341,660	349,824	310,192

Operating income	194,992	186,753	168,373	128,002	167,855
Other income (expense)
Income from unconsolidated joint ventures (4)	2,834	14,736	48,783	8,721	6,949
Gains on consolidation of joint ventures (5)	—	(1,810)	387,801	—	—
Interest and other income	1,664	3,879	1,296	1,471	2,062
Gains from investments in securities (2)	1,039	956	181	735	187
Interest expense (6)	(121,134)	(122,173)	(103,140)	(100,433)	(102,802)
Gains (losses) from early extinguishments of debt	—	(30)	152	—	—

Income from continuing operations	79,395	82,311	503,446	38,496	74,251
Discontinued operations
Income from discontinued operations	536	1,677	3,315	2,494	2,357
Gains on sales of real estate from discontinued operations (7)	26,381	86,448	—	—	—
Gain on forgiveness of debt from discontinued operations (7)	—	—	—	20,182	—
Impairment loss from discontinued operations (7)	—	—	—	(3,241)	—

Net income	106,312	170,436	506,761	57,931	76,608
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(2,271)	3,279	219	(2,574)	(2,331)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(2,661)	(1,082)	(1,123)	(1,180)	(1,057)
Noncontrolling interest - common units of the Operating Partnership (8)	(7,302)	(8,339)	(50,489)	(4,111)	(7,575)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (8)	(2,713)	(8,970)	(333)	(2,066)	(245)

Net income attributable to Boston Properties, Inc.	91,365	155,324	455,035	48,000	65,400
Preferred dividends	(2,646)	(2,647)	(2,618)	(146)	—

Net income attributable to Boston Properties, Inc. common shareholders	$88,719	$152,677	$452,417	$47,854	$65,400

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.58	$1.00	$2.95	$0.32	$0.43

Net income attributable to Boston Properties, Inc. per share - diluted	$0.58	$1.00	$2.94	$0.31	$0.43

(1)	Beginning in the third quarter of 2013, the Company revised the presentation of costs to operate its San Francisco and Princeton regional offices. These expenses, which totaled approximately $2.1 million, $2.0 million, $2.1 million, $1.9 million and $2.0 million for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively, were previously included in Operating Expenses and are now included in General and Administrative Expenses for all periods presented.
(2)	Gains from investments in securities includes $1,039, $956, $181, $735 and $187 and general and administrative expense includes $(1,055), $(941), $(176), $(752) and $(187) for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively, related to the Company’s deferred compensation plan.
(3)	For the three months ended March 31, 2013, general and administrative expense includes an aggregate of approximately $19.5 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $6.6 million of compensation expense associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning.
(4)	For the three months ended September 30, 2013, includes the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million. For the three months ended June 30, 2013, includes the gain on sale of 125 West 55th Street totaling approximately $43.3 million.
(5)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue (The GM Building) totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million. For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue (The GM Building) totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(6)	For the three months ended December 31, 2013, September 30, 2013 and June 30, 2013, interest expense includes $6,906, $6,873 and $2,265, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(7)	See page 47 for further detail.
(8)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 9.89%, 9.94%, 10.06%, 10.14% and 10.39% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Fourth Quarter 2013

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12

Net income attributable to Boston Properties, Inc. common shareholders	$88,719	$152,677	$452,417	$47,854	$65,400
Add:
Preferred dividends	2,646	2,647	2,618	146	—
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	2,713	8,970	333	2,066	245
Noncontrolling interest - common units of the Operating Partnership	7,302	8,339	50,489	4,111	7,575
Noncontrolling interest - redeemable preferred units of the Operating Partnership	2,661	1,082	1,123	1,180	1,057
Noncontrolling interests in property partnerships	2,271	(3,279)	(219)	2,574	2,331
Impairment loss from discontinued operations	—	—	—	3,241	—
Less:
Income from discontinued operations	536	1,677	3,315	2,494	2,357
Gains on sales of real estate from discontinued operations	26,381	86,448	—	—	—
Gain on forgiveness of debt from discontinued operations	—	—	—	20,182	—

Income from continuing operations	79,395	82,311	503,446	38,496	74,251
Add:
Real estate depreciation and amortization (1)	159,706	158,274	149,817	142,555	142,029
Income from discontinued operations	536	1,677	3,315	2,494	2,357
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	—	11,174	43,327	—	—
Gains on consolidation of joint ventures (3)	—	(1,810)	387,801	—	—
Noncontrolling interests in property partnerships’ share of funds from operations	16,994	9,462	4,436	3,038	2,795
Noncontrolling interest - redeemable preferred units of the Operating Partnership (4)	694	1,082	1,123	1,180	1,057
Preferred dividends	2,646	2,647	2,618	146	—

Funds from operations (FFO) attributable to the Operating Partnership	219,303	219,707	217,273	179,181	214,785
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	21,698	21,848	21,858	18,557	22,323

FFO attributable to Boston Properties, Inc. (5)	$197,605	$197,859	$195,415	$160,624	$192,462

FFO per share - basic	$1.29	$1.30	$1.29	$1.06	$1.27

Weighted average shares outstanding - basic	152,798	152,407	151,938	151,646	151,006

FFO per share - diluted	$1.29	$1.29	$1.28	$1.06	$1.27

Weighted average shares outstanding - diluted	153,900	153,999	153,797	153,259	152,708

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $154,475, $153,253, $133,456, $119,453 and $118,752, our share of unconsolidated joint venture real estate depreciation and amortization of $4,633, $4,389, $15,535, $21,657 and $21,778, and depreciation and amortization from discontinued operations of $934, $940, $1,148, $1,738 and $1,798, less corporate related depreciation of $336, $308, $322, $293 and $299 for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(2)	For the three months ended September 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million. For the three months ended June 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of 125 West 55th Street totaling approximately $43.3 million.
(3)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue (The GM Building) totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million. For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue (The GM Building) totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(4)	Excludes approximately $2.0 million for the three months ended December 31, 2013 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that was primarily the result of the sale of a 45% interest in the Company’s Times Square Tower property.
(5)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012 was 90.11%, 90.06%, 89.94%, 89.86% and 89.61%, respectively.

Boston Properties, Inc.

Fourth Quarter 2013

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$219,303	169,576	$219,707	169,236	$217,273	168,933	$179,181	168,750	$214,785	168,521
Effect of Dilutive Securities
Convertible Preferred Units (1)	603	968	850	1,307	818	1,307	879	1,307	749	1,307
Stock based compensation and exchangeable senior notes	—	134	—	285	—	552	—	306	—	395

Diluted FFO	$219,906	170,678	$220,557	170,828	$218,091	170,792	$180,060	170,363	$215,534	170,223

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	21,617	16,778	21,728	16,829	21,702	16,995	18,077	17,104	22,177	17,515

Company’s share of diluted FFO (2)	$198,289	153,900	$198,829	153,999	$196,389	153,797	$161,983	153,259	$193,357	152,708

FFO per share - basic	$1.29		$1.30		$1.29		$1.06		$1.27

FFO per share - diluted	$1.29		$1.29		$1.28		$1.06		$1.27

(1)	Excludes approximately $2.0 million for the three months ended December 31, 2013 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that was primarily the result of the sale of a 45% interest in the Company’s Times Square Tower property.
(2)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012 was 90.17%, 90.15%, 90.05%, 89.96% and 89.71%, respectively.

Boston Properties, Inc.

Fourth Quarter 2013

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Basic FFO (see page 9)	$219,303	$219,707	$217,273	$179,181	$214,785
2nd generation tenant improvements and leasing commissions	(28,132)	(46,722)	(20,311)	(38,380)	(34,815)
Straight-line rent (1)	(15,936)	(14,837)	(16,142)	(17,807)	(19,474)
Recurring capital expenditures	(19,913)	(11,839)	(12,856)	(6,418)	(10,711)
Fair value interest adjustment (1)	(7,512)	(7,491)	(1,918)	558	585
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	4,971	4,888	6,035	7,158	7,043
Fair value lease revenue (1) (2)	(7,202)	(7,073)	(13,286)	(16,037)	(16,101)
Hotel improvements, equipment upgrades and replacements	(715)	(206)	(1,006)	(143)	(214)
Straight-line ground rent expense adjustment (3)	1,785	1,785	1,785	1,801	1,838
Non real estate depreciation	336	308	322	293	299
Stock-based compensation (4)	6,154	6,537	6,681	25,783	4,820
Impairment loss	—	—	—	8,306	—
Non-cash losses (gains) from early extinguishments of debt	—	—	(264)	—	—
Non-cash termination adjustment (including fair value lease amounts)	—	999	(3)	1,106	155
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	1,423	4,229	1,389	466	323

Funds available for distribution to common shareholders and common unitholders (FAD)	$154,562	$150,285	$167,699	$145,867	$148,533

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12
Excluding Capitalized Interest
Income from continuing operations	$79,395	$82,311	$503,446	$38,496	$74,251
Interest expense	121,134	122,173	103,140	100,433	102,802
Depreciation and amortization expense	154,475	153,253	133,456	119,453	118,752
Depreciation and amortization expense from unconsolidated joint ventures	4,633	4,389	15,535	21,657	21,778
Gains on sales of real estate included within income from unconsolidated joint ventures	—	(11,174)	(43,327)	—	—
Gains on consolidation of joint ventures	—	1,810	(387,801)	—	—
Depreciation and amortization expense - discontinued operations	934	940	1,148	1,738	1,798
Interest expense - discontinued operations	—	—	—	360	650
Income from discontinued operations	536	1,677	3,315	2,494	2,357
Impairment loss	—	—	—	8,306	—
Non-cash losses (gains) from early extinguishments of debt	—	—	(264)	—	—
Non-cash termination adjustment (including fair value lease amounts)	—	999	(3)	1,106	155
Stock-based compensation	6,154	6,537	6,681	25,783	4,820
Straight-line ground rent expense adjustment (3)	1,785	1,785	1,785	1,801	1,838
Straight-line rent (1)	(15,936)	(14,837)	(16,142)	(17,807)	(19,474)
Fair value lease revenue (1) (2)	(7,202)	(7,073)	(13,286)	(16,037)	(16,101)

Subtotal	345,908	342,790	307,683	287,783	293,626
Divided by:

Adjusted interest expense (5) (6) (7) (8)	106,998	107,633	92,600	91,462	94,212

Interest Coverage Ratio	3.23	3.18	3.32	3.15	3.12

Including Capitalized Interest
Income from continuing operations	$79,395	$82,311	$503,446	$38,496	$74,251
Interest expense	121,134	122,173	103,140	100,433	102,802
Depreciation and amortization expense	154,475	153,253	133,456	119,453	118,752
Depreciation and amortization expense from unconsolidated joint ventures	4,633	4,389	15,535	21,657	21,778
Gains on sales of real estate included within income from unconsolidated joint ventures	—	(11,174)	(43,327)	—	—
Gains on consolidation of joint ventures	—	1,810	(387,801)	—	—
Depreciation and amortization expense - discontinued operations	934	940	1,148	1,738	1,798
Interest expense - discontinued operations	—	—	—	360	650
Income from discontinued operations	536	1,677	3,315	2,494	2,357
Impairment loss	—	—	—	8,306	—
Non-cash losses (gains) from early extinguishments of debt	—	—	(264)	—	—
Non-cash termination adjustment (including fair value lease amounts)	—	999	(3)	1,106	155
Stock-based compensation	6,154	6,537	6,681	25,783	4,820
Straight-line ground rent expense adjustment (3)	1,785	1,785	1,785	1,801	1,838
Straight-line rent (1)	(15,936)	(14,837)	(16,142)	(17,807)	(19,474)
Fair value lease revenue (1) (2)	(7,202)	(7,073)	(13,286)	(16,037)	(16,101)

Subtotal	345,908	342,790	307,683	287,783	293,626
Divided by:

Adjusted interest expense (5) (6) (7) (8) (9)	124,898	125,031	111,036	105,880	107,081

Interest Coverage Ratio	2.77	2.74	2.77	2.72	2.74

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional information, see page 6.
(4)	For the three months ended March 31, 2013, stock-based compensation expense includes an aggregate of approximately $16.9 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $4.0 million of stock-based compensation awards associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $4,971, $4,888, $6,035, $7,158 and $7,043 for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(6)	Excludes amortization of financing costs of $2,259, $2,779, $2,240, $2,173 and $2,197 for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(7)	Includes interest expense from discontinued operations of $0, $0, $0, $360 and $650 for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(8)	Excludes interest expense of $6,906, $6,873 and $2,265 for the three months ended December 31, 2013, September 30, 2013 and June 30, 2013, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(9)	Includes capitalized interest of $17,900, $17,398, $18,436, $14,418 and $12,869 for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

Boston Properties, Inc.

Fourth Quarter 2013

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal December 31, 2013
Mortgage Notes Payable	$4,258,530
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,850,000
Unsecured Exchangeable Senior Notes, at face value	747,500

Total Debt	11,162,030
Fair Value Adjustment on Mortgage Notes Payable	191,204
Fair Value Adjustment on Mezzanine Notes Payable	5,040
Discount on Unsecured Senior Notes	(14,146)
Discount on Unsecured Exchangeable Senior Notes	(182)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(2,438)

Total Consolidated Debt	$11,341,508

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	Total/Average
Original Principal Amount	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Principal Amount at Quarter End	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Yield (on issue date)	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	5.194%	5.693%	4.52%
Coupon	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	5.000%	5.625%	4.40%
Public Offering Price	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.329%	99.898%	99.68%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015
Discount	$2,033	$2,920	$1,924	$1,428	$4,691	$539	$314	$233	$64	$14,146

Unsecured Senior Notes, net of discount	$697,967	$497,080	$998,076	$848,572	$845,309	$699,461	$699,686	$249,767	$299,936	$5,835,854

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	Total/Average
Original Principal Amount	$747,500	$747,500
Principal Amount at Quarter End	$747,500	$747,500
Yield (on issue date)	4.037%	4.04%
GAAP Yield	6.555%	6.56%
Coupon	3.625%
Exchange Rate	8.6974 (2)
Exchange Price	$130.21 (2)
Diluted share impact for the current quarter	—	—
First Optional Redemption Date	N/A
Maturity Date	2/15/2014
Discount	$182	$182
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$2,438	$2,438

Unsecured Senior Exchangeable Notes	$744,880	$744,880

Equity

(in thousands)

	Shares/Units Outstanding as of 12/31/2013	Common Stock Equivalents		Equivalent Value (3)
Common Stock	152,983	152,983	(4)	$15,354,904
Common Operating Partnership Units	17,039	17,039	(5)	1,710,204
Series Two Preferred Operating Partnership Units	666	874		87,723
Series Four Preferred Operating Partnership Units	360	—		18,006	(6)
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(7)

Total Equity		170,896		$17,370,837

Total Consolidated Debt				$11,341,508

Total Consolidated Market Capitalization				$28,712,345

BXP’s share of Unconsolidated Joint Venture Debt				$329,746
Less:
Partners’ Share of Consolidated Debt				$883,655
Total Adjusted Debt (8)				$10,787,599

Total Adjusted Market Capitalization (8)				$28,158,436

(1)	Represents the remaining debt discount which will be amortized as additional non-cash interest expense through February 15, 2014, the maturity date of the outstanding exchangeable senior notes.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. In connection with the special dividend declared on December 2, 2013, the exchange rate of 8.5051 was adjusted to 8.6974 shares per $1,000 principal amount of notes effective as of December 31, 2013, resulting in an exchange price of approximately $114.98 per share of Boston Properties, Inc.’s common stock. As of December 31, 2013, the effective exchange price to the Company was $130.21 per share.
(3)	Values based on December 31, 2013 closing price of $100.37 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 6 below) and the shares of Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 7 below).
(4)	Includes 64 shares of restricted stock.
(5)	Includes 1,456 long-term incentive plan units, but excludes an aggregate of 1,109 Outperformance Plan Units and 2013 Multi-Year Long-Term Incentive Program Units.
(6)	In connection with the acquisition of 680 Folsom Street in San Francisco on August 29, 2012, the Company’s Operating Partnership issued 1,588 Series Four Preferred Units to the sellers as a portion of the consideration paid. The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On August 31, 2012, a holder redeemed 366 Series Four Preferred Units for cash totaling approximately $18.3 million. On August 29, 2013, the Company’s Operating Partnership redeemed 861 Series Four Preferred Units for cash totaling approximately $43.1 million.
(7)	On March 27, 2013, the Company completed an underwritten public offering of 80,000 shares (8,000,000 depositary shares, each representing 1/100th of a share) of its newly designated 5.25% Series B Cumulative Redeemable Preferred Stock, at a price of $2,500.00 per share ($25.00 per depositary share). The net proceeds from this offering were approximately $194 million, after deducting the underwriting discount and transaction expenses. The Company will pay cumulative cash dividends on the Series B Preferred Stock at a rate of 5.25% per annum of the $2,500.00 liquidation preference per share. The Company may not redeem the Series B Preferred Stock prior to March 27, 2018. On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into any other security of the Company or its affiliates.
(8)	For disclosures relating to our definition of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 50.

Boston Properties, Inc.

Fourth Quarter 2013

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of December 31, 2013

(in thousands)

	2014	2015	2016	2017	2018	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt
Mortgage Notes Payable	$87,759	$26,182	$608,879	$2,821,750	$18,633	$695,327	$4,258,530
Fair Value Adjustment	52,492	53,888	50,632	34,192	—	—	191,204

Mortgage Notes Payable	140,251	80,070	659,511	2,855,942	18,633	695,327	4,449,734

Mezzanine Notes Payable	—	—	—	306,000	—	—	306,000
Fair Value Adjustment	1,244	1,314	1,389	1,093	—	—	5,040

	1,244	1,314	1,389	307,093	—	—	311,040

Unsecured Exchangeable Senior Notes, net of discount	747,318	—	—	—	—	—	747,318
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(2,438)	—	—	—	—	—	(2,438)

Unsecured Exchangeable Senior Notes	744,880	—	—	—	—	—	744,880

Unsecured Senior Notes, net of discount	—	549,703	—	—	848,572	4,437,579	5,835,854

Total Fixed Debt	$886,375	$631,087	$660,900	$3,163,035	$867,205	$5,132,906	$11,341,508

Total Consolidated Debt	$886,375	$631,087	$660,900	$3,163,035	$867,205	$5,132,906	$11,341,508

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	6.46%	5.48%	5.29%	4.05%	3.89%	4.59%	4.60%

Total GAAP Weighted Average Rate	6.46%	5.48%	5.29%	4.05%	3.89%	4.59%	4.60%

Total Stated Weighted Average Rate	4.02%	5.40%	6.43%	5.76%	3.77%	4.51%	4.93%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018

(in thousands)

Facility	Outstanding at 12/31/2013	Letters of Credit	Remaining Capacity at 12/31/2013

$1,000,000	$—	$10,564	$989,436

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	58.02%	4.37%	4.75%	6.2 years
Secured Debt	41.98%	5.72%	4.39%	4.1 years

Total Consolidated Debt	100.00%	4.93%	4.60%	5.4 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	—	—	—	— years
Fixed Rate Debt	100.00%	4.93%	4.60%	5.4 years

Total Consolidated Debt	100.00%	4.93%	4.60%	5.4 years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).

Boston Properties, Inc.

Fourth Quarter 2013

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of December 31, 2013

(in thousands)

Property	2014	2015	2016	2017	2018	Thereafter	Total

767 Fifth Avenue (The GM Building) (60% ownership)	$—	$—	$—	$1,300,000	$—	$—	$1,300,000	(2)(3)
599 Lexington Avenue	—	—	—	750,000	—	—	750,000
601 Lexington Avenue	11,321	11,870	12,447	13,051	13,684	659,880	722,253
John Hancock Tower and Garage	—	—	—	640,500	—	—	640,500	(2)
Embarcadero Center Four	5,453	5,794	348,886	—	—	—	360,133
Fountain Square (50% ownership)	—	—	211,250	—	—	—	211,250	(2)
505 9th Street (50% ownership)	2,442	2,585	2,737	113,596	—	—	121,360
New Dominion Technology Park, Building Two	63,000	—	—	—	—	—	63,000
New Dominion Technology Park, Building One	2,304	2,481	2,672	2,878	3,100	29,843	43,278
Kingstowne Two and Retail	1,837	1,950	29,277	—	—	—	33,064	(2)
University Place	1,402	1,502	1,610	1,725	1,849	5,604	13,692

	87,759	26,182	608,879	2,821,750	18,633	695,327	4,258,530

Aggregate Fair Value Adjustments	52,492	53,888	50,632	34,192	—	—	191,204

	140,251	80,070	659,511	2,855,942	18,633	695,327	4,449,734

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The GM Building))(60% ownership)	—	—	—	306,000	—	—	306,000
Fair Value Adjustment	1,244	1,314	1,389	1,093	—	—	5,040

	1,244	1,314	1,389	307,093	—	—	311,040

Unsecured Exchangeable Senior Notes, net of discount	747,318	—	—	—	—	—	747,318
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(2,438)	—	—	—	—	—	(2,438)

	744,880	—	—	—	—	—	744,880

Unsecured Senior Notes, net of discount	—	549,703		—	848,572	4,437,579	5,835,854
Unsecured Line of Credit	—	—	—	—	—	—	—

	$886,375	$631,087	$660,900	$3,163,035	$867,205	$5,132,906	$11,341,508

% of Total Consolidated Debt	7.81%	5.56%	5.83%	27.89%	7.65%	45.26%	100.00%
Balloon Payments	$810,319	$549,703	$583,782	$3,107,619	848,572	$5,071,133	$10,971,128
Scheduled Amortization	$78,494	$81,384	$77,118	$55,416	$18,633	$61,773	$372,818

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	In connection with the capitalization of the joint venture, loans totaling $450.0 million were funded by the venture’s partners on a pro-rata basis. Our partners’ share of the partner loans totaling $180.0 million has been reflected in Related Party Notes Payable on our Consolidated Balance Sheets and has not been included in the above balance.

Boston Properties, Inc.

Fourth Quarter 2013

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2013 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
	December 31, 2013
Total Assets:
Capitalized Property Value (1)	$20,723,529	$21,171,844
Cash and Cash Equivalents	2,365,137	2,365,137
Investments in Marketable Securities	16,641	16,641
Undeveloped Land, at Cost (including Joint Venture %)	302,626	302,626
Development in Process, at Cost (including Joint Venture %)	1,702,789	1,702,789

Total Assets	$25,110,722	$25,559,037

Unencumbered Assets	$16,709,367	$16,986,616

Secured Debt (Fixed and Variable)(2)	$4,258,530	$4,258,530
Mezzanine Notes Payable(3)	306,000	306,000
Joint Venture Debt	329,188	329,188
Related Party Notes Payable	180,000	180,000
Contingent Liabilities & Letters of Credit	13,871	13,871
Unsecured Debt (4)	6,597,500	6,597,500

Total Outstanding Debt	$11,685,089	$11,685,089

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)	$79,395	$79,395
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)	(2,834)	(2,834)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)	(1,039)	(1,039)
Add: Interest Expense (per Consolidated Income Statement)	121,134	121,134
Add: Depreciation and Amortization (per Consolidated Income Statement)	154,475	154,475

EBITDA	351,131	351,131
Add: Company share of unconsolidated joint venture EBITDA	9,724	9,724

Consolidated EBITDA	$360,855	$360,855

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$121,134	$121,134
Add: Company share of unconsolidated joint venture interest expense	3,400	3,400
Less: Amortization of financing costs	(2,259)	(2,259)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$122,275	$122,275

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	46.5%	45.7%
Secured Debt/Total Assets	Less than 50%	19.5%	19.1%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.95	2.95
Unencumbered Assets/ Unsecured Debt	Greater than 150%	253.3%	257.5%

Unencumbered Consolidated EBITDA		$235,458	$235,458

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.05	3.05

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		65.3%	65.3%

# of unencumbered properties		145	145

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $191,204.
(3)	Excludes aggregate fair value adjustment of $5,040.
(4)	Excludes aggregate debt discount of $14,328 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $2,438.

Boston Properties, Inc.

Fourth Quarter 2013

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2014	2015	2016	2017	2018	Thereafter	Total

Metropolitan Square (51%)	$1,187	$1,257	$1,332	$1,410	$1,493	$81,909	$88,588
540 Madison Avenue (60%)	—	—	—	—	72,000	—	72,000
Market Square North (50%)	993	1,043	1,094	1,148	1,205	59,356	64,839
901 New York Avenue (25%)	823	37,590	—	—	—	—	38,413
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	279	279	279	279	19,519	—	20,635	(1)
Annapolis Junction Building Six (50%)	6,997	—	—	—	—	—	6,997	(2)
Annapolis Junction Building Seven (50%)	—	—	6,216	—	—	—	6,216	(3)

	$10,279	$40,169	$8,921	$2,837	$94,217	$172,765	$329,188

GAAP Weighted Average Rate	2.99%	5.25%	3.20%	5.08%	1.99%	5.20%	4.17%

% of Total Debt	3.12%	12.20%	2.70%	0.86%	28.62%	52.50%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	32.15%	1.74%	1.93%	4.0 years
Fixed Rate Debt	67.85%	5.17%	5.23%	6.0 years

Total Debt	100.00%	4.06%	4.17%	5.4 years

(*)	All amounts represent the Company’s share.
(1)	Loan has one, three-year extension option, subject to certain conditions.
(2)	Loan has two, one-year extension options, subject to certain conditions. On October 29, 2013, the Company exercised the first extension option.
(3)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Fourth Quarter 2013

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2013

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	Other Joint Ventures (3)	Total Unconsolidated Joint Ventures

Net Equity (4)	$68,349	$(10,159)	$6,284	$(2,832)	$47,394	$17,247	$(1,022)	$823	$126,084

Mortgage/Construction loans payable (4)	$72,000	$64,839	$88,588	$38,413	$—	$33,848	$31,500	$—	$329,188

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	30.00%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2013

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	Other Joint Ventures (3)	Total Unconsolidated Joint Ventures
REVENUE
Rental	$5,799	$5,634	$8,619	$9,048		$1,255	$4,558	$3,096	$16	$38,025
Straight-line rent	318	(2)	(141)	(374)		—	(4)	383	—	180
Fair value lease revenue	(121)	—	—	—		—	—	—	—	(121)
Termination Income	—	—	—	—		—	—	—	—	—

Total revenue	5,996	5,632	8,478	8,674		1,255	4,554	3,479	16	38,084

EXPENSES
Operating	3,163	2,442	3,387	3,160		536	1,460	1,318	27	15,493

NET OPERATING INCOME	2,833	3,190	5,091	5,514		719	3,094	2,161	(11)	22,591

Interest	563	1,595	2,525	2,023		—	265	1,128	—	8,099
Depreciation and amortization	1,852	872	1,919	1,432		1,404	1,571	836	—	9,886

SUBTOTAL	2,415	2,467	4,444	3,455		1,404	1,836	1,964	—	17,985

Gain on sale of real estate	—	—	—	—		—	—	—	—	—

NET INCOME/(LOSS)	$418	$723	$647	$2,059		$(685)	$1,258	$197	$(11)	$4,606

BXP’s share of net income/(loss)	$251	$362	$330	$1,209	(5)	$(223)	$629	$59	$7	$2,624
Basis differential (6)	189	1	40	(17)		(7)	(5)	9	—	210
Gain on investment	—	—	—	—		—	—	—	—	—

Subtotal	440	363	370	1,192		(230)	624	68	7	2,834
Gain upon consolidation in income statement	—	—	—	—		—	—	—	—	—

Income/(loss) from unconsolidated joint ventures	$440	$363	$370	$1,192		$(230)	$624	$68	$7	$2,834

Gain on investment	—	—	—	—		—	—	—	—	—
BXP’s share of depreciation & amortization	962	440	980	736	(5)	470	793	252	—	4,633

BXP’s share of Funds from Operations (FFO)	$1,402	$803	$1,350	$1,928		$240	$1,417	$320	$7	$7,467

BXP’s share of net operating income/(loss)	$1,712	$1,595	$2,596	$1,379		$240	$1,547	$648	$7	$9,724

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes two properties in service, one property in development and two undeveloped land parcels.
(3)	Includes Two Grand Central Tower, Value-Added Fund and 125 West 55th Street properties, which were sold on October 25, 2011, April 10, 2013 and May 30, 2013, respectively.
(4)	Represents the Company’s share.
(5)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(6)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Boston Properties, Inc.

Fourth Quarter 2013

CONSOLIDATED JOINT VENTURES

Balance Sheets

(unaudited and in thousands)

as of December 31, 2013

BXP’s nominal ownership percentage	60.00%		55.00%	95.00%	50.00%	50.00%

	767 Fifth Avenue (The GM Building)		Times Square Tower (1)	Transbay Tower	Fountain Square	505 9th Street	Total Consolidated Joint Ventures

ASSETS
Real estate, net	$3,623,386		$478,398	$256,446	$383,520	$111,451	$4,853,201
Cash and cash held in escrows	113,700		18,992	4,650	23,555	5,535	166,432
Other assets	111,843		63,333	187	8,700	9,076	193,139

Total assets	$3,848,929		$560,723	$261,283	$415,775	$126,062	$5,212,772

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,463,142		$—	$—	$211,250	$121,360	$1,795,752
Mezzanine notes payable	311,040		—	—	—	—	311,040
Related party notes payable	180,000		—	—	—	—	180,000
Accrued interest on related party notes	76,364		—	—	—	—	76,364
Other liabilities	265,481		8,519	4,579	26,259	6,814	311,652

Total liabilities	2,296,027		8,519	4,579	237,509	128,174	2,674,808

Equity:
BXP	1,085,592	(2)	303,210	244,339	78,657	539	1,712,337
Redeemable interest in property partnership	—		—	—	99,609	—	99,609
Noncontrolling interests	467,310		248,994	12,365	—	(2,651)	726,018	(3)

Total equity	1,552,902		552,204	256,704	178,266	(2,112)	2,537,964

Total liabilities and equity	$3,848,929		$560,723	$261,283	$415,775	$126,062	$5,212,772

Income Statements

(unaudited and in thousands)

for the three months ended December 31, 2013

BXP’s nominal ownership percentage	60.00%	55.00%	95.00%	50.00%		50.00%

	767 Fifth Avenue (The GM Building)	Times Square Tower (1)	Transbay Tower	Fountain Square		505 9th Street	Total Consolidated Joint Ventures

REVENUE
Rental income	$61,979	$20,025	$—	$8,672		$5,643	$96,319
Straight-line rent	4,405	214	—	904		70	5,593
Fair value lease revenue	5,147	—	—	(84)		—	5,063
Parking and Other	1,605	283	—	42		576	2,506

Total revenue	73,136	20,522	—	9,534		6,289	109,481

EXPENSES
Operating	22,992	3,531	—	3,190		2,333	32,046

NET OPERATING INCOME	50,144	16,991	—	6,344		3,956	77,435

Interest	24,137	—	—	3,120		1,789	29,046
Interest other - partner notes	6,906	—	—	—		—	6,906
Fair value interest expense	(10,656)	—	—	(1,593)		—	(12,249)
Depreciation and amortization	31,594	3,693	—	5,237		877	41,401
Other	—	1	—	—		—	1

SUBTOTAL	51,981	3,694	—	6,764		2,666	65,105

NET INCOME/(LOSS)	$(1,837)	$13,297	$—	$(420)		$1,290	$12,330

Reconciliation of partners’ noncontrolling interest (NCI)
Add back depreciation & amortization - BXP basis difference	—	—	—	—		31	31
Add back partners’ share of partner loan interest	6,906	—	—	—		—	6,906

Partners’ net income/(loss) before interest allocation	5,069	13,297	—	(420)		1,321	19,267

Partners’ NCI share of net income	2,028	5,984	—	(210)		661	8,463
Partners’ share of partner loan interest	(6,906)	—	—	—		—	(6,906)
Allocation of management and other fees to non-controlling partner	(851)	(165)	—	(105)		(91)	(1,212)
Accretion and adjustments	—	—	—	1,926	(4)	—	1,926

Partners’ NCI	$(5,729)	$5,819	$—	$1,611		$570	$2,271

Reconciliation of BXP share of FFO
BXP Share of net income(loss)	3,892	7,478	—	(2,031	) (4)	720	10,059
Depreciation & amortization - BXP basis difference (5)	—	—	—	—		31	31
Other adjustment (5)	36	—	—	1		—	37
BXP share of depreciation & amortization	18,956	2,031	—	5,237	(4)	423	26,647

BXP share of FFO	$22,884	$9,509	$—	$3,207		$1,174	$36,774

Unearned portion of capitalized fees (5)	$540	$—	$—	$31		$—	$571

(1)	Refer to footnote 6 on page 47.
(2)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(3)	Amount excludes preferred shareholders capital of $0.1 million.
(4)	The allocation of net income and FFO to the NCI partner reflects the accretion to their redemption value, which is expected to occur in Q1 2016.
(5)	Capitalized fees are eliminated in consolidation and recognized in FFO over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Boston Properties, Inc.

Fourth Quarter 2013

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended December 31, 2013 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)

Boston	13,245,001		28.4%	392,530	1.1%	13,637,531		33.5%	0.2%	0.8%	30.5%
New York	8,089,534	(5)	35.9%	—	—	8,089,534	(5)	19.9%	—	—	35.9%
Princeton	2,470,911		2.4%	—	—	2,470,911		6.1%	—	—	2.4%
San Francisco	4,961,188		9.4%	768,463	1.3%	5,729,651		14.1%	—	—	10.7%
Washington, DC	10,089,525	(6)	19.4%	728,551	0.7%	10,818,076	(6)	26.6%	0.4%	—	20.5%

	38,856,159		95.5%	1,889,544	3.1%	40,745,703		100.0%	0.6%	0.8%	100.0%

% of Total	95.4%			4.6%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Boston	25.3%	5.2%	30.5%
New York	35.9%	—	35.9%
Princeton	—	2.4%	2.4%
San Francisco	7.6%	3.1%	10.7%
Washington, DC	8.0%	12.5%	20.5%

Total	76.8%	23.2%	100.0%

Hotel Properties

Hotel Properties	Number of	Square
	Rooms	Feet (7)

Cambridge Center Marriott, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Residential Properties

Residential Properties	Number of	Square
	Units	Feet

Residences on The Avenue, Washington, DC	335	323,050	(8)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(9)

Total Residential Properties	421	410,147

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	45,234	15,440,948

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Combined NOI see page 51.
(3)	Includes approximately 2,100,000 square feet of retail space.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Includes 1,245,823 square feet at Times Square Tower which is 55% owned by the Company, 1,806,957 square feet at 767 Fifth Avenue (The GM Building) which is 60% owned by the Company and 294,345 square feet at 540 Madison Avenue which is 60% owned by the Company.
(6)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 407,607 square feet at Market Square North which is 50% owned by the Company, 539,679 square feet at 901 New York Avenue which is 25% owned by the Company, 231,411 square feet at 500 North Capitol which is 30% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company, 117,599 square feet at Annapolis Junction which is 50% owned by the Company, 119,339 square feet at Annapolis Junction Building Six which is 50% owned by the Company and 755,967 square feet at Fountain Square which is 50% owned by the Company.
(7)	Includes 4,260 square feet of retail space which is 100% occupied.
(8)	Includes 49,528 square feet of retail space which is 100% occupied.
(9)	Includes 9,617 square feet of retail space which is 100% occupied.

Boston Properties, Inc.

Fourth Quarter 2013

In-Service Property Listing

as of December 31, 2013

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,722,629	95.9%	$54.41	Y	CBD
100 Federal Street	CBD Boston MA	1	1,265,399	94.6%	47.99	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	98.5%	51.75	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	858,326	98.2%	59.84	N	CBD
Atlantic Wharf Office	CBD Boston MA	1	793,827	100.0%	61.01	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	99.2%	42.60	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,357	100.0%	78.27	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.62	N	CBD
One Cambridge Center	East Cambridge MA	1	215,629	100.0%	50.53	N	CBD
Three Cambridge Center	East Cambridge MA	1	115,061	100.0%	41.81	N	CBD
Four Cambridge Center	East Cambridge MA	1	216,156	100.0%	44.49	N	CBD
Five Cambridge Center	East Cambridge MA	1	263,450	100.0%	54.38	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	42.00	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.95	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	54.87	N	CBD
(2) Seventeen Cambridge Center	East Cambridge MA	1	195,191	100.0%	52.07	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	41.20	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	992,042	76.4%	33.55	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	527,860	85.2%	33.62	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	30.54	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	95.6%	33.77	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	301,373	74.1%	32.43	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.02	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	38.24	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	87.9%	31.24	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	48.25	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	99.1%	32.53	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.80	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	63.6%	22.96	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	38.38	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	37.65	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	64.3%	39.83	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	94.5%	25.79	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.70	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.25	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	35.14	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	87.7%	19.56	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	17.16	N	S

		45	13,245,001	94.4%	$46.85

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$88.22	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.69	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$73.88

	Total Boston:	49	13,637,531	93.9%	$47.48

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Fourth Quarter 2013

In-Service Property Listing (continued)

as of December 31, 2013

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

New York
Office
	599 Lexington Avenue	Park Avenue NY	1	1,045,128	99.2%	$88.11	Y	CBD
	601 Lexington Avenue	Park Avenue NY	1	1,631,300	99.8%	88.06	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,710,383	99.0%	85.91	N	CBD
	Times Square Tower (55% ownership)	Times Square NY	1	1,245,823	100.0%	70.68	N	CBD
(2)	767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,806,957	98.7%	136.82	Y	CBD
	510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	68.2%	109.70	N	CBD
	540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	294,345	75.8%	103.71	Y	CBD

		Total New York:	7	8,089,534	97.1%	$97.03

Princeton
Office
	101 Carnegie Center	Princeton NJ	1	125,269	84.0%	$30.20	N	S
	104 Carnegie Center	Princeton NJ	1	102,886	90.2%	33.25	N	S
	105 Carnegie Center	Princeton NJ	1	69,955	62.7%	30.83	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.49	N	S
	202 Carnegie Center	Princeton NJ	1	130,582	97.4%	35.55	N	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	26.90	N	S
	210 Carnegie Center	Princeton NJ	1	162,372	79.3%	34.93	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.83	N	S
	212 Carnegie Center	Princeton NJ	1	152,576	79.5%	29.12	N	S
	214 Carnegie Center	Princeton NJ	1	150,774	67.1%	30.83	N	S
	302 Carnegie Center	Princeton NJ	1	64,926	96.1%	33.70	N	S
	502 Carnegie Center	Princeton NJ	1	122,460	83.3%	35.31	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.08	N	S
	506 Carnegie Center	Princeton NJ	1	149,110	100.0%	24.12	N	S
	508 Carnegie Center	Princeton NJ	1	133,915	69.4%	30.76	N	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	31.07	N	S
	701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.78	N	S

			16	2,056,263	88.4%	$31.49

	One Tower Center	East Brunswick NJ	1	414,648	37.3%	$29.16	N	S

			1	414,648	37.3%	$29.16

		Total Princeton:	17	2,470,911	79.8%	$31.31

San Francisco
Office
	Embarcadero Center One	CBD San Francisco CA	1	833,438	96.3%	$47.89	N	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	779,768	98.2%	51.54	N	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	775,086	97.4%	45.01	N	CBD
	Embarcadero Center Four	CBD San Francisco CA	1	934,377	90.5%	55.12	Y	CBD

			4	3,322,669	95.4%	$49.98

	611 Gateway	South San Francisco CA	1	257,664	81.0%	$35.34	N	S
	601 and 651 Gateway	South San Francisco CA	2	506,277	99.2%	34.87	N	S
(3)	North First Business Park	San Jose CA	5	190,636	100.0%	13.86	N	S
	3200 Zanker Road	San Jose CA	4	543,900	49.9%	15.18	N	S
	2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	49.41	N	S

			13	1,638,519	80.2%	$29.36

Office/Technical
(2)	Mountain View Research Park	Mountain View CA	16	603,564	83.5%	$33.30	N	S
(2)	Mountain View Technology Park	Mountain View CA	7	135,279	100.0%	27.99	N	S
	453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	19.68	N	S

			24	768,463	87.1%	$31.68

		Total San Francisco:	41	5,729,651	89.9%	$42.32

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2013

In-Service Property Listing (continued)

as of December 31, 2013

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	631,165	92.5%	$54.76	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	45.00	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	90.6%	55.77	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	407,607	87.9%	60.82	Y	CBD
	505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	68.66	Y	CBD
	901 New York Avenue (25% ownership)	East End Washington DC	1	539,679	99.9%	63.54	Y	CBD
	2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	98.1%	74.22	N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	91.8%	53.52	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	60.03	N	CBD
(2)	500 North Capitol (30% ownership)	CBD Washington DC	1	231,411	85.0%	61.29	Y	CBD
	Sumner Square	CBD Washington DC	1	208,892	97.3%	48.11	N	CBD
	Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	91.6%	143.50	Y	S
(2)	Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	27.69	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	70.7%	36.88	N	S
	Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	50.71	N	S
(2)	Fountain Square (50% ownership)	Fairfax County VA	2	521,628	98.4%	43.10	Y	S
(2)	Fountain Square Retail (50% ownership)	Fairfax County VA	1	234,339	100.0%	52.47	Y	S
	Democracy Tower	Fairfax County VA	1	259,441	100.0%	54.61	N	S
	Kingstowne One	Fairfax County VA	1	151,483	83.5%	39.61	N	S
	Kingstowne Two	Fairfax County VA	1	156,251	73.0%	41.31	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.49	Y	S
	One Freedom Square	Fairfax County VA	1	432,831	98.8%	43.04	N	S
	Two Freedom Square	Fairfax County VA	1	421,142	100.0%	38.88	N	S
	One Reston Overlook	Fairfax County VA	1	319,519	100.0%	34.90	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	34.45	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	93.8%	40.43	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.56	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.27	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	37.48	N	S
	South of Market	Fairfax County VA	3	623,665	100.0%	50.56	N	S
(2)	One and Two Patriots Park	Fairfax County VA	2	523,482	100.0%	33.50	N	S
	Three Patriots Park	Fairfax County VA	1	182,423	100.0%	35.55	N	S

			38	10,089,525	95.5%	$50.07

Office/Technical
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	$22.01	N	S
	7451 Boston Boulevard	Fairfax County VA	1	45,615	34.9%	25.81	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.86	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.51	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	21.35	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.08	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.64	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.46	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.41	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	0.0%	—	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	29.90	N	S

			11	728,551	88.7%	$20.42

		Total Washington, DC:	49	10,818,076	95.0%	$48.20

		Total In-Service Properties:	163	40,745,703	93.4%	$56.36

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Fourth Quarter 2013

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio

1	US Government	2,423,424	(1)	5.95%
2	Citibank	1,018,432	(2)	2.50%
3	Bank of America	867,030	(3)	2.13%
4	Biogen	772,212		1.90%
5	Wellington Management	707,568		1.74%
6	Kirkland & Ellis	639,683	(4)	1.57%
7	Genentech	568,097		1.39%
8	Ropes & Gray	528,931		1.30%
9	O’Melveny & Myers	504,902		1.24%
10	Weil Gotshal Manges	490,065	(5)	1.20%
11	Shearman & Sterling	472,808		1.16%
12	Manufacturers Investment (Manulife)	440,974		1.08%
13	State Street Bank and Trust	408,552		1.00%
14	Finnegan Henderson Farabow	362,405	(6)	0.89%
15	Microsoft	359,859		0.88%
16	Ann Inc. (fka Ann Taylor Corp.)	351,026		0.86%
17	Parametric Technolgy	320,655		0.79%
18	Google	306,386		0.75%
19	Mass Financial Services	301,668		0.74%
20	Bingham McCutchen	301,385		0.74%

	Total % of Portfolio Square Feet			29.81%
	Total % of Portfolio Revenue			31.89%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Arnold & Porter	601 Massachusetts Avenue	376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	308,698
Kaye Scholer	250 West 55th Street	260,000
Macys.com (Macy’s, Inc.)	680 Folsom Street	243,000
Morrison & Foerster	250 West 55th Street	205,000
Riverbed Technology	680 Folsom Street	202,000

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT)

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	287,060	$9,474,900	$33.01	$9,474,900	$33.01	0.78%
2014	2,091,713	100,580,899	48.09	101,139,370	48.35	5.69%
2015	2,512,320	132,154,369	52.60	133,631,091	53.19	6.83%
2016	2,633,007	116,928,925	44.41	119,832,052	45.51	7.16%
2017	3,828,109	250,579,911	65.46	256,531,963	67.01	10.40%
2018	1,634,630	96,913,335	59.29	100,691,984	61.60	4.44%
2019	3,888,473	213,652,933	54.95	227,448,547	58.49	10.57%
2020	3,245,875	199,856,604	61.57	215,440,007	66.37	8.82%
2021	2,210,534	119,205,026	53.93	133,913,877	60.58	6.01%
2022	3,817,085	207,304,733	54.31	231,819,553	60.73	10.37%
Thereafter	8,072,893	464,321,399	57.52	550,340,375	68.17	21.94%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12

Boston	97.9%	97.4%	88.0%	79.9%	94.4%	90.9%
New York	97.1%	93.7%	n/a	n/a	97.1%	93.7%
Princeton	n/a	n/a	79.8%	78.2%	79.8%	78.2%
San Francisco	95.4%	95.4%	80.2%	78.5%	90.4%	90.0%
Washington, DC	94.6%	96.2%	96.1%	92.4%	95.5%	94.1%

Total Portfolio	96.7%	95.6%	89.0%	84.4%	93.8%	91.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	9,400	$208,080	$22.14	$208,080	$22.14	0.50%
2014	369,019	9,078,607	24.60	9,078,607	24.60	19.53%
2015	291,336	7,318,531	25.12	7,413,503	25.45	15.42%
2016	393,591	24,628,043	62.57	25,128,272	63.84	20.83%
2017	180,830	6,050,762	33.46	6,436,154	35.59	9.57%
2018	—	—	—	—	—	0.00%
2019	147,659	4,549,207	30.81	5,024,715	34.03	7.81%
2020	79,971	1,285,735	16.08	1,285,735	16.08	4.23%
2021	57,321	1,003,977	17.51	1,003,977	17.51	3.03%
2022	—	—	—	—	—	0.00%
Thereafter	67,362	1,663,455	24.69	3,374,450	50.09	3.56%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12

Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	n/a	n/a	n/a	n/a	n/a	n/a
Princeton	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	87.1%	100.0%	87.1%	100.0%
Washington, DC	n/a	n/a	88.7%	97.8%	88.7%	97.8%

Total Portfolio	100.0%	100.0%	82.7%	87.4%	85.4%	90.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	5,494	$136,640	$24.87	$136,640	$24.87	0.27%
2014	79,830	9,067,482	113.58	9,287,091	116.34	3.87%
2015	133,173	14,512,071	108.97	14,543,252	109.21	6.45%
2016	222,051	21,183,402	95.40	21,853,549	98.42	10.76%
2017	211,120	25,972,293	123.02	26,165,014	123.93	10.23%
2018	242,844	19,886,774	81.89	21,590,952	88.91	11.77%
2019	59,518	4,549,511	76.44	4,926,976	82.78	2.88%
2020	137,364	6,282,165	45.73	8,744,125	63.66	6.66%
2021	121,877	7,595,158	62.32	8,600,354	70.57	5.91%
2022	236,803	17,670,381	74.62	18,956,959	80.05	11.47%
Thereafter	613,644	34,440,588	56.12	41,886,297	68.26	29.73%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2013

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	301,954	$9,819,620	$32.52	$9,819,620	$32.52	0.74%
2014	2,540,562	118,726,987	46.73	119,505,067	47.04	6.24%
2015	2,936,829	153,984,971	52.43	155,587,846	52.98	7.21%
2016	3,248,649	162,740,370	50.09	166,813,872	51.35	7.97%
2017	4,220,059	282,602,966	66.97	289,133,131	68.51	10.36%
2018	1,877,474	116,800,109	62.21	122,282,936	65.13	4.61%
2019	4,095,650	222,751,651	54.39	237,400,238	57.96	10.05%
2020	3,463,210	207,424,504	59.89	225,469,867	65.10	8.50%
2021	2,389,732	127,804,161	53.48	143,518,208	60.06	5.86%
2022	4,053,888	224,975,114	55.50	250,776,512	61.86	9.95%
Thereafter	8,753,899	500,425,443	57.17	595,601,122	68.04	21.48%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12

Boston	98.0%	97.5%	86.3%	78.4%	93.9%	90.5%
New York	97.1%	93.7%	n/a	n/a	97.1%	93.7%
Princeton	n/a	n/a	79.8%	78.2%	79.8%	78.2%
San Francisco	95.4%	95.4%	82.4%	78.9%	89.9%	90.1%
Washington, DC	94.6%	96.2%	95.3%	93.1%	95.0%	94.3%

Total Portfolio	96.8%	95.7%	88.4%	84.6%	93.4%	91.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space, excluding our residential and hotel properties.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	51,644	$2,334,905	$45.21	$2,334,905	$45.21	—	$—	$—	$—	$—
2014	862,782	34,010,007	39.42	34,092,444	39.51	—	—	—	—	—
2015	1,198,630	52,255,128	43.60	53,127,472	44.32	—	—	—	—	—
2016	738,955	28,070,465	37.99	28,778,858	38.95	225,532	19,977,567	88.58	19,977,567	88.58
2017	784,945	32,826,623	41.82	33,631,480	42.85	—	—	—	—	—
2018	491,676	20,009,553	40.70	20,933,502	42.58	—	—	—	—	—
2019	1,224,106	54,948,624	44.89	58,719,887	47.97	—	—	—	—	—
2020	313,776	14,207,318	45.28	14,869,465	47.39	—	—	—	—	—
2021	689,530	24,796,080	35.96	26,255,710	38.08	—	—	—	—	—
2022	1,639,012	76,433,870	46.63	84,178,852	51.36	—	—	—	—	—
Thereafter	3,554,760	187,491,764	52.74	223,623,847	62.91	67,362	1,663,455	24.69	3,374,450	50.09

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	2	$72,000	$36,000.00	$72,000	$36,000.00	51,646	$2,406,905	$46.60	$2,406,905	$46.60
2014	31,239	5,511,664	176.44	5,309,336	169.96	894,021	39,521,671	44.21	39,401,780	44.07
2015	44,202	6,721,670	152.07	6,692,444	151.41	1,242,832	58,976,799	47.45	59,819,916	48.13
2016	18,580	2,672,049	143.81	2,694,099	145.00	983,067	50,720,081	51.59	51,450,524	52.34	(4)
2017	47,143	3,125,855	66.31	3,156,548	66.96	832,088	35,952,478	43.21	36,788,027	44.21
2018	143,602	6,390,012	44.50	6,492,567	45.21	635,278	26,399,565	41.56	27,426,069	43.17
2019	17,092	2,438,257	142.65	2,650,008	155.04	1,241,198	57,386,881	46.24	61,369,895	49.44
2020	92,818	3,879,056	41.79	6,071,093	65.41	406,594	18,086,374	44.48	20,940,559	51.50
2021	37,719	2,362,307	62.63	2,583,572	68.50	727,249	27,158,387	37.34	28,839,282	39.66
2022	126,196	5,631,938	44.63	4,997,798	39.60	1,765,208	82,065,809	46.49	89,176,650	50.52
Thereafter	251,467	12,960,660	51.54	14,433,009	57.40	3,873,589	202,115,879	52.18	241,431,306	62.33

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $40.34 per square foot and $41.31 per square foot, respectively, in 2016.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	51,644	2,334,905	45.21	2,334,905	45.21	(4)	—	—	—	—	—

Total 2013	51,644	$2,334,905	$45.21	$2,334,905	$45.21		—	$—	$—	$—	$—

Q1 2014	162,021	$7,050,589	$43.52	$7,051,745	$43.52		—	$—	$—	$—	$—
Q2 2014	151,226	4,757,017	31.46	4,771,113	31.55		—	—	—	—	—
Q3 2014	75,006	2,571,453	34.28	2,571,453	34.28		—	—	—	—	—
Q4 2014	474,529	19,630,948	41.37	19,698,133	41.51		—	—	—	—	—

Total 2014	862,782	$34,010,007	$39.42	$34,092,444	$39.51		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	2	72,000	36,000.00	72,000	36,000.00	(4)	51,646	2,406,905	46.60	2,406,905	46.60	(4)

Total 2013	2	$72,000	$36,000.00	$72,000	$36,000.00		51,646	$2,406,905	$46.60	$2,406,905	$46.60

Q1 2014	12,680	$2,223,939	$175.39	$2,141,433	$168.88		174,701	$9,274,527	$53.09	$9,193,177	$52.62
Q2 2014	7	440,228	62,889.70	410,228	58,603.99		151,233	5,197,245	34.37	5,181,341	34.26
Q3 2014	2,071	1,250,300	603.72	1,159,928	560.08		77,077	3,821,753	49.58	3,731,381	48.41
Q4 2014	16,481	1,597,198	96.91	1,597,748	96.94		491,010	21,228,146	43.23	21,295,881	43.37

Total 2014	31,239	$5,511,664	$176.44	$5,309,336	$169.96		894,021	$39,521,671	$44.21	$39,401,780	$44.07

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on December 31, 2013.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	7,001	$520,137	$74.29	$520,137	$74.29	—	$—	$—	$—	$—
2014	146,067	18,639,922	127.61	18,639,922	127.61	—	—	—	—	—
2015	235,519	24,832,128	105.44	24,642,600	104.63	—	—	—	—	—
2016	219,492	20,511,801	93.45	20,678,638	94.21	—	—	—	—	—
2017	1,421,482	138,652,859	97.54	139,975,023	98.47	—	—	—	—	—
2018	331,200	38,941,675	117.58	38,354,636	115.81	—	—	—	—	—
2019	994,080	86,198,699	86.71	89,845,248	90.38	—	—	—	—	—
2020	1,331,665	106,231,245	79.77	112,592,405	84.55	—	—	—	—	—
2021	233,298	30,066,022	128.87	32,141,324	137.77	—	—	—	—	—
2022	850,152	69,994,545	82.33	75,657,157	88.99	—	—	—	—	—
Thereafter	1,748,026	152,017,927	86.97	172,979,431	98.96	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—	7,001	$520,137	$74.29	$520,137	$74.29
2014	7,485	968,000	129.33	968,481	129.39	153,552	19,607,922	127.70	19,608,404	127.70
2015	3,000	2,357,166	785.72	2,357,166	785.72	238,519	27,189,294	113.99	26,999,766	113.20
2016	97,474	12,721,435	130.51	13,255,035	135.99	316,966	33,233,237	104.85	33,933,672	107.06
2017	78,027	17,918,666	229.65	17,958,292	230.15	1,499,509	156,571,525	104.42	157,933,314	105.32
2018	6,514	7,900,000	1,212.77	9,158,265	1,405.94	337,714	46,841,675	138.70	47,512,902	140.69
2019	877	69,407	79.14	77,761	88.67	994,957	86,268,106	86.71	89,923,009	90.38
2020	4,195	247,846	59.08	254,207	60.60	1,335,860	106,479,091	79.71	112,846,612	84.47
2021	2,056	226,103	109.97	277,513	134.98	235,354	30,292,125	128.71	32,418,837	137.75
2022	59,437	9,475,095	159.41	11,048,210	185.88	909,589	79,469,639	87.37	86,705,368	95.32
Thereafter	62,836	11,062,815	176.06	14,637,229	232.94	1,810,862	163,080,741	90.06	187,616,660	103.61

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	7,001	520,137	74.29	520,137	74.29	(4)	—	—	—	—	—

Total 2013	7,001	$520,137	$74.29	$520,137	$74.29		—	$—	$—	$—	$—

Q1 2014	30,605	$3,503,840	$114.49	$3,503,840	$114.49		—	$—	$—	$—	$—
Q2 2014	67,575	10,345,212	153.09	10,345,212	153.09		—	—	—	—	—
Q3 2014	39,934	4,070,009	101.92	4,070,009	101.92		—	—	—	—	—
Q4 2014	7,953	720,862	90.64	720,862	90.64		—	—	—	—	—

Total 2014	146,067	$18,639,922	$127.61	$18,639,922	$127.61		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	—	—	—	—	—		7,001	520,137	74.29	520,137	74.29	(4)

Total 2013	—	$—	$—	$—	$—		7,001	$520,137	$74.29	$520,137	$74.29

Q1 2014	—	$—	$—	$—	$—		30,605	$3,503,840	$114.49	$3,503,840	$114.49
Q2 2014	—	—	—	—	—		67,575	10,345,212	153.09	10,345,212	153.09
Q3 2014	—	—	—	—	—		39,934	4,070,009	101.92	4,070,009	101.92
Q4 2014	7,485	968,000	129.33	968,481	129.39		15,438	1,688,862	109.40	1,689,343	109.43

Total 2014	7,485	$968,000	$129.33	$968,481	$129.39		153,552	$19,607,922	$127.70	$19,608,404	$127.70

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on December 31, 2013.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE PRINCETON REGION PROPERTIES

Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	15,459	$452,072	$29.24	$452,072	$29.24	—	$—	$—	$—	$—
2014	202,090	6,367,830	31.51	6,255,310	30.95	—	—	—	—	—
2015	191,573	6,415,162	33.49	6,460,585	33.72	—	—	—	—	—
2016	189,754	6,391,026	33.68	6,585,456	34.71	—	—	—	—	—
2017	156,732	5,519,367	35.22	5,629,423	35.92	—	—	—	—	—
2018	210,733	6,332,060	30.05	6,838,396	32.45	—	—	—	—	—
2019	475,829	15,200,938	31.95	16,906,872	35.53	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	74,993	2,290,828	30.55	2,500,566	33.34	—	—	—	—	—
2022	29,737	917,214	30.84	976,687	32.84	—	—	—	—	—
Thereafter	441,658	14,175,543	32.10	17,983,957	40.72	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—	15,459	$452,072	$29.24	$452,072	$29.24
2014	—	—	—	—	—	202,090	6,367,830	31.51	6,255,310	30.95
2015	—	—	—	—	—	191,573	6,415,162	33.49	6,460,585	33.72
2016	—	—	—	—	—	189,754	6,391,026	33.68	6,585,456	34.71
2017	—	—	—	—	—	156,732	5,519,367	35.22	5,629,423	35.92
2018	—	—	—	—	—	210,733	6,332,060	30.05	6,838,396	32.45
2019	—	—	—	—	—	475,829	15,200,938	31.95	16,906,872	35.53
2020	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	74,993	2,290,828	30.55	2,500,566	33.34
2022	—	—	—	—	—	29,737	917,214	30.84	976,687	32.84
Thereafter	—	—	—	—	—	441,658	14,175,543	32.10	17,983,957	40.72

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE PRINCETON REGION PROPERTIES

Quarterly Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	15,459	452,072	29.24	452,072	29.24	(4)	—	—	—	—	—

Total 2013	15,459	$452,072	$29.24	$452,072	$29.24		—	$—	$—	$—	$—

Q1 2014	3,313	$114,201	$34.47	$114,201	$34.47		—	$—	$—	$—	$—
Q2 2014	90,836	2,380,924	26.21	2,380,924	26.21		—	—	—	—	—
Q3 2014	35,977	1,406,935	39.11	1,406,935	39.11		—	—	—	—	—
Q4 2014	71,964	2,465,770	34.26	2,353,250	32.70		—	—	—	—	—

Total 2014	202,090	$6,367,830	$31.51	$6,255,310	$30.95		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	—	—	—	—	—		15,459	452,072	29.24	452,072	29.24	(4)

Total 2013	—	$—	$—	$—	$—		15,459	$452,072	$29.24	$452,072	$29.24

Q1 2014	—	$—	$—	$—	$—		3,313	$114,201	$34.47	$114,201	$34.47
Q2 2014	—	—	—	—	—		90,836	2,380,924	26.21	2,380,924	26.21
Q3 2014	—	—	—	—	—		35,977	1,406,935	39.11	1,406,935	39.11
Q4 2014	—	—	—	—	—		71,964	2,465,770	34.26	2,353,250	32.70

Total 2014	—	$—	$—	$—	$—		202,090	$6,367,830	$31.51	$6,255,310	$30.95

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on December 31, 2013.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	190,276	$3,544,332	$18.63	$3,544,332	$18.63	9,400	$208,080	$22.14	$208,080	$22.14
2014	288,547	12,451,734	43.15	12,553,646	43.51	165,520	5,404,203	32.65	5,404,203	32.65
2015	278,242	12,610,902	45.32	12,766,659	45.88	73,062	2,204,816	30.18	2,280,040	31.21
2016	1,086,975	44,458,439	40.90	45,297,780	41.67	134,659	3,904,323	28.99	4,367,327	32.43
2017	505,918	20,579,370	40.68	22,406,757	44.29	167,422	5,780,546	34.53	6,145,770	36.71
2018	146,084	8,294,236	56.78	8,905,465	60.96	—	—	—	—	—
2019	301,669	13,364,167	44.30	14,748,600	48.89	115,659	3,592,259	31.06	4,244,407	36.70
2020	500,268	28,778,055	57.53	31,133,603	62.23	—	—	—	—	—
2021	176,517	8,086,314	45.81	9,421,882	53.38	—	—	—	—	—
2022	452,576	18,080,126	39.95	21,162,050	46.76	—	—	—	—	—
Thereafter	282,247	14,060,134	49.82	16,733,747	59.29	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	4,898	$13,800	$2.82	$13,800	$2.82	204,574	$3,766,212	$18.41	$3,766,212	$18.41
2014	16,319	885,460	54.26	885,460	54.26	470,386	18,741,397	39.84	18,843,309	40.06
2015	26,915	1,827,799	67.91	1,841,235	68.41	378,219	16,643,516	44.00	16,887,933	44.65
2016	38,123	1,916,437	50.27	1,945,443	51.03	1,259,757	50,279,200	39.91	51,610,551	40.97
2017	15,277	991,379	64.89	1,027,244	67.24	688,617	27,351,295	39.72	29,579,771	42.96
2018	26,705	1,532,213	57.38	1,584,414	59.33	172,789	9,826,448	56.87	10,489,878	60.71
2019	9,462	482,517	51.00	513,710	54.29	426,790	17,438,943	40.86	19,506,716	45.71
2020	17,786	911,835	51.27	1,003,928	56.44	518,054	29,689,890	57.31	32,137,531	62.04
2021	15,458	912,617	59.04	991,361	64.13	191,975	8,998,931	46.88	10,413,243	54.24
2022	27,445	1,031,653	37.59	1,118,958	40.77	480,021	19,111,779	39.81	22,281,008	46.42
Thereafter	45,223	1,902,013	42.06	2,166,590	47.91	327,470	15,962,148	48.74	18,900,337	57.72

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	190,276	3,544,332	18.63	3,544,332	18.63	(4)	9,400	208,080	22.14	208,080	22.14	(4)

Total 2013	190,276	$3,544,332	$18.63	$3,544,332	$18.63		9,400	$208,080	$22.14	$208,080	$22.14

Q1 2014	41,824	$1,774,524	$42.43	$1,774,524	$42.43		59,251	$2,115,450	$35.70	$2,115,450	$35.70
Q2 2014	86,839	3,727,584	42.93	3,751,116	43.20		—	—	—	—	—
Q3 2014	35,562	2,096,642	58.96	2,096,642	58.96		43,470	1,134,018	26.09	1,134,018	26.09
Q4 2014	124,322	4,852,983	39.04	4,931,364	39.67		62,799	2,154,735	34.31	2,154,735	34.31

Total 2014	288,547	$12,451,734	$43.15	$12,553,646	$43.51		165,520	$5,404,203	$32.65	$5,404,203	$32.65

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	4,898	13,800	2.82	13,800	2.82	(4)	204,574	3,766,212	18.41	3,766,212	18.41	(4)

Total 2013	4,898	$13,800	$2.82	$13,800	$2.82		204,574	$3,766,212	$18.41	$3,766,212	$18.41

Q1 2014	802	$90,671	$113.06	$90,671	$113.06		101,877	$3,980,645	$39.07	$3,980,645	$39.07
Q2 2014	5,067	317,181	62.60	317,181	62.60		91,906	4,044,765	44.01	4,068,297	44.27
Q3 2014	4,892	282,135	57.67	282,135	57.67		83,924	3,512,795	41.86	3,512,795	41.86
Q4 2014	5,558	195,473	35.17	195,473	35.17		192,679	7,203,191	37.38	7,281,572	37.79

Total 2014	16,319	$885,460	$54.26	$885,460	$54.26		470,386	$18,741,397	$39.84	$18,843,309	$40.06

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on December 31, 2013.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	22,680	$2,623,454	$115.67	$2,623,454	$115.67	(4)	—	$—	$—	$—	$—
2014	592,227	29,111,406	49.16	29,598,048	49.98	(4)	203,499	3,674,403	18.06	3,674,403	18.06
2015	608,356	36,041,049	59.24	36,633,774	60.22	(4)	218,274	5,113,715	23.43	5,133,463	23.52
2016	397,831	17,497,193	43.98	18,491,320	46.48		33,400	746,154	22.34	783,378	23.45
2017	959,032	53,001,691	55.27	54,889,280	57.23		13,408	270,215	20.15	290,384	21.66
2018	454,937	23,335,811	51.29	25,659,986	56.40		—	—	—	—	—
2019	892,789	43,940,505	49.22	47,227,940	52.90		32,000	956,948	29.90	780,308	24.38
2020	1,100,166	50,639,986	46.03	56,844,533	51.67		79,971	1,285,735	16.08	1,285,735	16.08
2021	1,036,196	53,965,781	52.08	63,594,393	61.37		57,321	1,003,977	17.51	1,003,977	17.51
2022	845,608	41,878,979	49.53	49,844,807	58.95		—	—	—	—	—
Thereafter	2,046,202	96,576,031	47.20	119,019,393	58.17		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	594	$50,840	$85.59	$50,840	$85.59		23,274	$2,674,294	$114.90	$2,674,294	$114.90
2014	24,787	1,702,358	68.68	2,123,814	85.68		820,513	34,488,167	42.03	35,396,265	43.14
2015	59,056	3,605,436	61.05	3,652,407	61.85		885,686	44,760,200	50.54	45,419,644	51.28
2016	67,874	3,873,480	57.07	3,958,972	58.33		499,105	22,116,826	44.31	23,233,670	46.55
2017	70,673	3,936,393	55.70	4,022,931	56.92		1,043,113	57,208,300	54.84	59,202,595	56.76
2018	66,023	4,064,550	61.56	4,355,706	65.97		520,960	27,400,361	52.60	30,015,691	57.62
2019	32,087	1,559,330	48.60	1,685,497	52.53		956,876	46,456,783	48.55	49,693,745	51.93
2020	22,565	1,243,428	55.10	1,414,897	62.70		1,202,702	53,169,149	44.21	59,545,165	49.51
2021	66,644	4,094,132	61.43	4,747,909	71.24		1,160,161	59,063,890	50.91	69,346,279	59.77
2022	23,725	1,531,694	64.56	1,791,993	75.53		869,333	43,410,673	49.94	51,636,799	59.40
Thereafter	254,118	8,515,100	33.51	10,649,468	41.91		2,300,320	105,091,131	45.69	129,668,862	56.37

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 107,771 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $39.88 per square foot and $39.88 per square foot, respectively, for 2013, (ii) $41.58 per square foot and $42.43 per square foot, respectively, for 2014 and (iii) $52.09 per square foot and $53.12 per square foot, respectively, for 2015.

Boston Properties, Inc.

Fourth Quarter 2013

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	22,680	2,623,454	115.67	2,623,454	115.67	(4)(5)	—	—	—	—	—

Total 2013	22,680	$2,623,454	$115.67	$2,623,454	$115.67		—	$—	$—	$—	$—

Q1 2014	67,091	$2,783,333	$41.49	$2,795,616	$41.67		7,479	$153,501	$20.52	$153,501	$20.52
Q2 2014	37,298	4,822,755	129.30	4,841,391	129.80	(6)	55,375	1,148,839	20.75	1,148,839	20.75
Q3 2014	96,530	5,758,536	59.66	5,788,900	59.97		103,750	1,500,736	14.46	1,500,736	14.46
Q4 2014	391,308	15,746,782	40.24	16,172,140	41.33		36,895	871,328	23.62	871,328	23.62

Total 2014	592,227	$29,111,406	$49.16	$29,598,048	$49.98		203,499	$3,674,403	$18.06	$3,674,403	$18.06

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		—	—	—	—	—
Q4 2013	594	50,840	85.59	50,840	85.59	(4)	23,274	2,674,294	114.90	2,674,294	114.90	(4)

Total 2013	594	$50,840	$85.59	$50,840	$85.59		23,274	$2,674,294	$114.90	$2,674,294	$114.90

Q1 2014	1,324	$300,000	$226.59	$720,000	$543.81		75,894	$3,236,834	$42.65	$3,669,117	$48.35
Q2 2014	2,207	169,914	76.99	169,914	76.99		94,880	6,141,507	64.73	6,160,144	64.93
Q3 2014	5,260	327,085	62.18	327,085	62.18		205,540	7,586,358	36.91	7,616,722	37.06
Q4 2014	15,996	905,358	56.60	906,814	56.69		444,199	17,523,468	39.45	17,950,282	40.41

Total 2014	24,787	$1,702,358	$68.68	$2,123,814	$85.68		820,513	$34,488,167	$42.03	$35,396,265	$43.14

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on December 31, 2013.
(5)	Includes 29,838 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q4 2013, the current and future expiring rental rate would be $39.88 per square foot and $39.88 per square foot, respectively.
(6)	Includes 30,826 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q2 2014, the current and future expiring rental rate would be $51.27 per square foot and $52.81 per square foot, respectively.

Boston Properties, Inc.

Fourth Quarter 2013

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	51,646	$2,406,905	$46.60	$2,406,905	$46.60		24,552	$887,942	$36.17	$887,942	$36.17
2014	580,411	29,441,044	50.72	29,290,359	50.46		187,459	9,392,369	50.10	9,470,750	50.52
2015	762,630	44,299,838	58.09	44,571,677	58.44		240,399	12,132,168	50.47	12,219,776	50.83
2016	415,331	31,173,314	75.06	31,353,805	75.49	(4)	902,390	42,769,980	47.40	42,878,944	47.52
2017	306,612	19,560,754	63.80	19,790,172	64.54		293,653	14,526,540	49.47	15,643,781	53.27
2018	309,960	16,290,206	52.56	16,689,172	53.84		164,235	9,553,059	58.17	10,167,288	61.91
2019	828,712	42,016,177	50.70	44,802,159	54.06		157,542	7,934,013	50.36	8,410,249	53.38
2020	356,437	16,743,775	46.98	19,561,734	54.88		503,894	29,033,944	57.62	31,395,110	62.30
2021	385,183	19,405,263	50.38	20,774,971	53.94		191,975	8,998,931	46.88	10,413,243	54.24
2022	1,239,473	63,719,769	51.41	70,831,690	57.15		189,573	8,503,797	44.86	9,623,970	50.77
Thereafter	3,338,202	179,103,697	53.65	215,107,875	64.44		286,813	13,990,488	48.78	16,128,914	56.23

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	7,001	$520,137	$74.29	$520,137	$74.29		—	$—	$—	$—	$—
2014	153,552	19,607,922	127.70	19,608,404	127.70		208,202	9,829,487	47.21	9,843,334	47.28
2015	238,519	27,189,294	113.99	26,999,766	113.20		370,245	21,851,561	59.02	22,149,534	59.82
2016	316,966	33,233,237	104.85	33,933,672	107.06		76,001	3,908,017	51.42	4,073,442	53.60
2017	1,499,509	156,571,525	104.42	157,933,314	105.32		768,021	44,470,817	57.90	45,529,419	59.28
2018	337,714	46,841,675	138.70	47,512,902	140.69		133,248	8,340,486	62.59	9,045,826	67.89
2019	994,957	86,268,106	86.71	89,923,009	90.38		427,781	25,269,953	59.07	27,919,899	65.27
2020	1,335,860	106,479,091	79.71	112,846,612	84.47		445,689	23,403,523	52.51	26,322,182	59.06
2021	235,354	30,292,125	128.71	32,418,837	137.75		546,807	32,426,966	59.30	38,302,603	70.05
2022	909,589	79,469,639	87.37	86,705,368	95.32		309,272	20,585,031	66.56	23,838,253	77.08
Thereafter	1,810,862	163,080,741	90.06	187,616,660	103.61		712,526	47,488,617	66.65	60,908,380	85.48

	Princeton						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
2021	—	—	—	—	—		—	—	—	—	—
2022	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $58.56 per square foot and $59.54 per square foot, respectively, in 2016.

Boston Properties, Inc.

Fourth Quarter 2013

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—	180,022	$2,878,270	$15.99	$2,878,270	$15.99
2014	313,610	10,080,627	32.14	10,111,421	32.24	282,927	9,349,028	33.04	9,372,559	33.13
2015	480,202	14,676,960	30.56	15,248,239	31.75	137,820	4,511,349	32.73	4,668,158	33.87
2016	567,736	19,546,767	34.43	20,096,719	35.40	357,367	7,509,220	21.01	8,731,607	24.43
2017	525,476	16,391,724	31.19	16,997,855	32.35	394,964	12,824,755	32.47	13,935,991	35.28
2018	325,318	10,109,358	31.08	10,736,897	33.00	8,554	273,389	31.96	322,590	37.71
2019	412,486	15,370,704	37.26	16,567,736	40.17	269,248	9,504,930	35.30	11,096,467	41.21
2020	50,157	1,342,599	26.77	1,378,825	27.49	14,160	655,947	46.32	742,421	52.43
2021	342,066	7,753,124	22.67	8,064,311	23.58	—	—	—	—	—
2022	525,735	18,346,040	34.90	18,344,960	34.89	290,448	10,607,982	36.52	12,657,038	43.58
Thereafter	535,387	23,012,182	42.98	26,323,431	49.17	40,657	1,971,660	3.68	2,771,423	68.17

	New York					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—	23,274	$2,674,294	$114.90	$2,674,294	$114.90	(4)
2014	—	—	—	—	—	612,311	24,658,680	40.27	25,552,930	41.73	(4)
2015	—	—	—	—	—	515,441	22,908,640	44.44	23,270,110	45.15	(4)
2016	—	—	—	—	—	423,104	18,208,809	43.04	19,160,227	45.28
2017	—	—	—	—	—	275,092	12,737,483	46.30	13,673,176	49.70
2018	—	—	—	—	—	387,712	19,059,874	49.16	20,969,865	54.09
2019	—	—	—	—	—	529,095	21,186,831	40.04	21,773,847	41.15
2020	—	—	—	—	—	757,013	29,765,626	39.32	33,222,983	43.89
2021	—	—	—	—	—	613,354	26,636,924	43.43	31,043,676	50.61
2022	—	—	—	—	—	560,061	22,825,642	40.76	27,798,546	49.63
Thereafter	—	—	—	—	—	1,587,794	57,602,515	36.28	68,760,482	43.31

	Princeton					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	15,459	$452,072	$29.24	$452,072	$29.24	—	$—	$—	$—	$—
2014	202,090	6,367,830	31.51	6,255,310	30.95	—	—	—	—	—
2015	191,573	6,415,162	33.49	6,460,585	33.72	—	—	—	—	—
2016	189,754	6,391,026	33.68	6,585,456	34.71	—	—	—	—	—
2017	156,732	5,519,367	35.22	5,629,423	35.92	—	—	—	—	—
2018	210,733	6,332,060	30.05	6,838,396	32.45	—	—	—	—	—
2019	475,829	15,200,938	31.95	16,906,872	35.53	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	74,993	2,290,828	30.55	2,500,566	33.34	—	—	—	—	—
2022	29,737	917,214	30.84	976,687	32.84	—	—	—	—	—
Thereafter	441,658	14,175,543	32.10	17,983,957	40.72	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 107,771 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $39.88 per square foot and $39.88 per square foot, respectively, for 2013, (ii) $32.28 per square foot and $33.82 per square foot, respectively, for 2014 and (iii) $34.39 per square foot and $35.13 per square foot, respectively, for 2015.

Boston Properties, Inc.

Fourth Quarter 2013

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy	Fourth Quarter 2013	Fourth Quarter 2012	Percent Change	YTD 2013	YTD 2012	Percent Change
Residences on The Avenue (335 units) located at 2221 I Street, NW, Washington, DC
Average Monthly Rental Rate (1)	$3,233	$3,381	(4.4%)	$3,295	$3,213	2.6%
Average Rental Rate Per Occupied Square Foot (1)	$3.96	$4.14	(4.3%)	$4.04	$3.94	2.5%
Average Physical Occupancy (1) (2)	95.0%	95.7%	(0.7%)	93.4%	90.0%	3.8%
Average Economic Occupancy (2)	94.6%	95.6%	(1.0%)	93.0%	89.2%	4.3%

The Lofts at Atlantic Wharf (86 units) Boston, MA
Average Monthly Rental Rate (3)	$3,885	$3,762	3.3%	$3,778	$3,640	3.8%
Average Rental Rate Per Occupied Square Foot (3)	$4.31	$4.17	3.4%	$4.20	$4.08	2.9%
Average Physical Occupancy (2) (3)	98.5%	97.7%	0.8%	98.6%	95.8%	2.9%
Average Economic Occupancy (2)	99.3%	99.5%	(0.2%)	97.6%	92.0%	6.1%

Cambridge Center Marriott (433 rooms) Cambridge, MA
Average Occupancy	75.3%	72.5%	3.9%	79.8%	78.8%	1.3%
Average Daily Rate	$248.69	$239.95	3.6%	$233.95	$226.58	3.3%
Revenue per available room	$187.17	$173.89	7.6%	$186.71	$178.66	4.5%

Net Operating Income (in thousands)	Residential					Hotel
	Fourth Quarter 2013		Fourth Quarter 2012		Percent Change	Fourth Quarter 2013	Fourth Quarter 2012	Percent Change
Rental Revenue	$5,606	(5)	$5,555	(5)	0.9%	$10,269	$11,691	(12.2%)
Operating expenses and real estate taxes	3,297		2,848		15.8%	7,488	8,519	(12.1%)

Net Operating Income	$2,309	(5)	$2,707	(5)	(14.7%)	$2,781	$3,172	(12.3	%)(4)

Less: Straight line rent and fair value lease revenue	86		102		(15.7%)	1	1	—

Rental Revenue - cash basis	5,520		5,453		1.2%	10,268	11,690	(12.2%)
Less: Operating expenses and real estate taxes	3,297		2,848		15.8%	7,488	8,519	(12.1%)
Add: Straight line ground rent expense	537		552		(2.7%)	—	—	—

Net Operating Income - cash basis	$2,760		$3,157		(12.6%)	$2,780	$3,171	(12.3	%)(4)

(1)	Excludes 49,528 square feet of retail space which is 100% occupied.
(2)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(3)	Excludes 9,617 square feet of retail space which is 100% occupied.
(4)	During 2012 the Hotel Operator reported results to the Company for thirteen four week periods and the Company’s fourth quarter 2012 results include four of these periods. Beginning in January 2013, the Hotel Operator has adopted monthly reporting. Excluding the extra period of operations from 2012 the percent change in Net Operating Income and Net Operating Income – Cash basis would have been 5.8% and 5.8%, respectively.
(5)	Includes 59,145 square feet of retail space which had revenue of approximately $986,000 and $862,000 for the quarter ended December 31, 2013 and December 31,2012, respectively.

Boston Properties, Inc.

Fourth Quarter 2013

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12
Boston	98.0%	97.5%	86.3%	78.5%	93.8%	90.7%
New York	96.6%	93.3%	N/A	N/A	96.6%	93.3%
Princeton	N/A	N/A	79.8%	78.2%	79.8%	78.2%
San Francisco	95.4%	95.6%	80.5%	78.9%	90.4%	90.0%
Washington, DC	95.1%	95.8%	95.4%	93.2%	95.3%	94.3%

Total Portfolio	96.7%	95.7%	87.8%	83.9%	93.2%	91.1%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12	31-Dec-13	31-Dec-12
Total Office Portfolio	96.6%	95.7%	88.4%	83.6%	93.5%	91.1%
Total Office/Technical Portfolio	100.0%	100.0%	79.3%	89.0%	84.7%	91.8%

Total Portfolio	96.7%	95.7%	87.8%	83.9%	93.2%	91.1%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Fourth Quarter 2013

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel & Residential (1)		Total
Number of Properties	115	16	3		134
Square feet	35,227,001	1,150,701	744,407		37,122,109
Percent of properties in-service	90.8%	60.9%	100.0%		90.3%
Occupancy @ 12/31/2012	91.1%	91.8%	N/A		91.1%
Occupancy @ 12/31/2013	93.5%	84.7%	N/A		93.3%
Percent change from 4th quarter 2013 over 4th quarter 2012 (2):
Rental revenue	4.5%	(1.4%)	(7.9	%) (3)
Operating expenses and real estate taxes	4.2%	7.5%	(5.1	%) (3)
Consolidated Net Operating Income (3) - excluding hotel & residential					4.4	% (2)
Consolidated Net Operating Income (3) - Hotel & residential					(13.4	%) (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (5)					(0.5	%) (2)
Combined Net Operating Income (3)					3.9	% (4)

Rental revenue - cash basis	5.5%	(5.6%)	(7.9	%) (3)
Consolidated Net Operating Income (3) - cash basis (6) excluding hotel & residential	6.3%	(10.4%)			5.9	% (2)
Consolidated Net Operating Income (3) - cash basis (6) - Hotel & residential					(12.5	%) (2)
Net Operating Income - cash basis (6) - BXP’s share of unconsolidated joint ventures					(1.0	%) (2)
Combined Net Operating Income (3) - cash basis (6)					5.2	% (4)

Same Property Lease Analysis - quarter ended December 31, 2013

	Office	Office/Technical	Total
Vacant space available @ 10/1/2013 (sf)	2,645,236	95,200	2,740,436
Square footage of leases expiring or terminated 10/1/2013-12/31/2013	499,743	(1,386)	498,357

Total space for lease (sf)	3,144,979	93,814	3,238,793

New tenants (sf)	592,610	—	592,610
Renewals (sf)	188,863	—	188,863

Total space leased (sf)	781,473	—	781,473

Space available @ 12/31/2013 (sf)	2,363,506	93,814	2,457,320

Net (increase)/decrease in available space (sf)	281,730	1,386	283,116

Second generation leasing information: (7)
Leases commencing during the period (sf)	717,123	—	717,123
Average lease term (months)	77	—	77
Average free rent period (days)	79	—	79
Total transaction costs per square foot (8)	$37.94	$—	$37.94
Increase (decrease) in gross rents (9)	0.16%	0.00%	0.16%
Increase (decrease) in net rents (10)	0.22%	0.00%	0.22%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc., see page 43. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 51.
(4)	During 2012 the Hotel Operator reported results to the Company for thirteen four week periods and the Company’s fourth quarter 2012 results include four of these periods. Beginning in January 2013, the Hotel Operator has adopted monthly reporting. Excluding the extra period of operations from 2012 the percent change in Combined Net Operating Income and Combined Net Operating Income – Cash basis would have been 4.1% and 5.4%, respectively.
(5)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(6)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(7)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 717,123 square feet of second generation leases that commenced in Q4 2013, leases for 500,007 square feet were signed in prior periods.
(8)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(9)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 392,240 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(10)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 392,240 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

Fourth Quarter 2013

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	December 31, 2013	December 31, 2012
	(in thousands)

Net income attributable to Boston Properties, Inc.	$91,365	$65,400
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	2,713	245
Noncontrolling interest - common units of the Operating Partnership	7,302	7,575
Noncontrolling interest - redeemable preferred units of the Operating Partnership	2,661	1,057
Noncontrolling interests in property partnerships (1)	2,271	2,331
Discontinued operations:
Gains on sales of real estate from discontinued operations	(26,381)	—
Income from discontinued operations	(536)	(2,357)

Income from continuing operations	79,395	74,251

Add:
Interest expense	121,134	102,802
Depreciation and amortization	154,475	118,752
Transaction costs	—	401
General and administrative expense	20,656	17,921

Subtract:
Gains from investments in securities	(1,039)	(187)
Interest and other income	(1,664)	(2,062)
Income from unconsolidated joint ventures	(2,834)	(6,949)
Development and management services income	(7,632)	(8,340)

Consolidated Net Operating Income	362,491	296,589
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	9,724	49,891

Combined Net Operating Income	$372,215	$346,480

Same Property Net Operating Income	306,150	294,582
Net operating income from non Same Properties (3)	65,401	49,503
Termination income	664	2,395

Combined Net Operating Income	$372,215	$346,480

Same Property Net Operating Income	306,150	294,582
Less straight-line rent and fair value lease revenue	(16,053)	(19,054)
Add straight-line ground rent expense	1,785	1,838

Same Property Net Operating Income - cash basis	$291,882	$277,366

(1)	These partnerships include 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, Transbay Tower in San Francisco, CA, 767 Fifth Avenue (The GM Building) in New York City and Times Square Tower in New York City.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 and 40 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2013

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-13	31-Dec-12	Change	Change	31-Dec-13	31-Dec-12	Change	Change

Rental Revenue	$447,957	$430,160			$9,607	$9,748
Less Termination Income	664	2,095			—	—

Rental revenue - subtotal	447,293	428,065	$19,228	4.5%	9,607	9,748	$(141)	(1.4%)

Operating expenses and real estate taxes	161,956	155,474	6,482	4.2%	2,838	2,639	199	7.5%

Net Operating Income (1)	$285,337	$272,591	$12,746	4.7%	$6,769	$7,109	$(340)	(4.8%)

Rental revenue - subtotal	$447,293	$428,065			$9,607	$9,748

Less straight-line rent and fair value lease revenue	15,666	19,099	(3,433)	(18.0%)	337	(70)	407	581.4%

Rental revenue - cash basis	431,627	408,966	22,661	5.5%	9,270	9,818	(548)	(5.6%)

Less:
Operating expenses and real estate taxes	161,956	155,474	6,482	4.2%	2,838	2,639	199	7.5%

Add:
Straight-line ground rent expense (2)	1,248	1,286	(38)	(3.0%)	—	—	—	0.0%

Net Operating Income (3) - cash basis	$270,919	$254,778	$16,141	6.3%	$6,432	$7,179	$(747)	(10.4%)

	Sub-Total				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-13	31-Dec-12	Change	Change	31-Dec-13	31-Dec-12	Change	Change

Rental Revenue	$457,564	$439,908			$15,875	$17,246
Less Termination Income	664	2,095			—	—

Rental revenue - subtotal	456,900	437,813	$19,087	4.4%	15,875	17,246	$(1,371)	(7.9%)

Operating expenses and real estate taxes	164,794	158,113	6,681	4.2%	10,785	11,367	(582)	(5.1%)

Net Operating Income (1)	$292,106	$279,700	$12,406	4.4%	$5,090	$5,879	$(789)	(13.4	%)(4)

Rental revenue - subtotal	$456,900	$437,813			$15,875	$17,246

Less straight-line rent and fair value lease revenue	16,003	19,029	(3,026)	(15.9%)	87	103	(16)	(15.5%)

Rental revenue - cash basis	440,897	418,784	22,113	5.3%	15,788	17,143	(1,355)	(7.9%)

Less:
Operating expenses and real estate taxes	164,794	158,113	6,681	4.2%	10,785	11,367	(582)	(5.1%)

Add:
Straight-line ground rent expense (2)	1,248	1,286	(38)	(3.0%)	537	552	(15)	(2.7%)

Net Operating Income (3) - cash basis	$277,351	$261,957	$15,394	5.9%	$5,540	$6,328	$(788)	(12.5	%)(4)

	Unconsolidated Joint Ventures				Total
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-13	31-Dec-12	Change	Change	31-Dec-13	31-Dec-12	Change	Change

Rental Revenue	$15,511	$15,578			$488,950	$472,732
Less Termination Income	—	262			664	2,357

Rental revenue - subtotal	15,511	15,316	$195	1.3%	488,286	470,375	$17,911	3.8%

Operating expenses and real estate taxes	6,557	6,313	244	3.9%	182,136	175,793	6,343	3.6%

Net Operating Income (1)	$8,954	$9,003	$(49)	(0.5%)	$306,150	$294,582	$11,568	3.9	%(4)

Rental revenue - subtotal	$15,511	$15,316			$488,286	$470,375

Less straight-line rent and fair value lease revenue	(37)	(78)	41	(52.6%)	16,053	19,054	(3,001)	(15.7%)

Rental revenue - cash basis	15,548	15,394	154	1.0%	472,233	451,321	20,912	4.6%

Less:
Operating expenses and real estate taxes	6,557	6,313	244	3.9%	182,136	175,793	6,343	3.6%

Add:
Straight-line ground rent expense (2)	—	—	—	0.0%	1,785	1,838	(53)	(2.9%)

Net Operating Income (3) - cash basis	$8,991	$9,081	$(90)	(1.0%)	$291,882	$277,366	$14,516	5.2	%(4)

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For additional information, see page 6.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(4)	During 2012 the Hotel Operator reported results to the Company for thirteen four week periods and the Company’s fourth quarter 2012 results include four of these periods. Beginning in January 2013, the Hotel Operator has adopted monthly reporting. Excluding the extra period of operations from 2012 the percent change in Hotel & Residential Net Operating Income and Net Operating Income – Cash basis would have been (4.6)% and (4.2)%, respectively and the percent change in Total Net Operating Income and Net Operating Income – Cash basis would have been 4.1% and 5.4%, respectively.

Boston Properties, Inc.

Fourth Quarter 2013

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2013

	Office	Office/Technical	Total
Vacant space available @ 10/1/2013 (sf)	2,779,434	194,541	2,973,975
Property dispositions/ properties taken out of service (sf)	(30,077)	—	(30,077)
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	4,100	—	4,100
Leases expiring or terminated 10/1/2013-12/31/2013 (sf)	548,722	(1,386)	547,336

Total space available for lease (sf)	3,302,179	193,155	3,495,334

1st generation leases (sf)	68,450	—	68,450
2nd generation leases with new tenants (sf)	548,660	—	548,660
2nd generation lease renewals (sf)	194,577	—	194,577

Total space leased (sf)	811,687	—	811,687 (1)

Vacant space available for lease @ 12/31/2013 (sf)	2,490,492	193,155	2,683,647

Net (increase)/decrease in available space (sf)	288,942	1,386	290,328

Second generation leasing information: (2)
Leases commencing during the period (sf)	743,237	—	743,237
Average lease term (months)	76	—	76
Average free rent period (days)	79	—	79
Total transaction costs per square foot (3)	$37.85	$—	$37.85
Increase (decrease) in gross rents (4)	1.30%	0.00%	1.30%
Increase (decrease) in net rents (5)	2.11%	0.00%	2.11%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (6)	Total square feet of leases executed in the quarter (7)
Boston	37,575	395,307	0.42%	0.67%	432,882	485,644
New York	29,914	48,180	15.17%	25.89%	78,094	192,569
Princeton	—	49,654	–1.42%	–2.20%	49,654	187,099
San Francisco	—	134,910	0.93%	1.39%	134,910	300,452
Washington, DC	961	115,186	–1.39%	–2.00%	116,147	154,748

	68,450	743,237	1.30%	2.11%	811,687	1,320,512

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 743,237 square feet of second generation leases that commenced in Q4 2013, leases for 514,202 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 407,680 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 407,680 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 232,810.

Boston Properties, Inc.

Fourth Quarter 2013

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	2012	2011		2010

Recurring capital expenditures	$19,913	$11,839	$12,856	$6,418	$23,774	$29,334		$13,988

Planned non-recurring capital expenditures associated with acquisition properties	5,051	9,887	4,367	1,201	22,287	4,358		395

Hotel improvements, equipment upgrades and replacements	715	206	1,006	143	896	4,010	(1)	2,262	(2)

	$25,679	$21,932	$18,229	$7,762	$46,957	$37,702		$16,645

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2013	Q3 2013	Q2 2013	Q1 2013	2012	2011	2010
Office
Square feet	743,237	990,632	837,904	982,859	3,572,825	4,116,436	4,765,440

Tenant improvements and lease commissions PSF	$37.85	$47.06	$24.24	$39.04	$45.31	$30.32	$35.77

Office/Technical
Square feet	—	24,396	—	31,060	59,788	184,849	149,617

Tenant improvements and lease commissions PSF	$—	$4.22	$—	$0.29	$3.94	$23.97	$2.14

Average tenant improvements and lease commissions PSF	$37.85	$46.03	$24.24	$37.81	$44.63	$30.05	$34.74

(1)	Includes approximately $1,845 of retail tenant improvements.
(2)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott.

Boston Properties, Inc.

Fourth Quarter 2013

ACQUISITIONS/DISPOSITIONS

as of December 31, 2013

ACQUISITIONS

For the period from January 1, 2013 through December 31, 2013

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment		Percentage Leased

535 Mission Street	February 6, 2013	307,000	$71,000,000	$144,000,000	(1)	$215,000,000		0%
Transbay Tower (95% ownership interest)	March 26, 2013	N/A	191,800,000	148,200,000	(2)	340,000,000		N/A
Reston Signature Site	March 29, 2013	N/A	27,000,000	—		27,000,000		N/A
Mountain View Research Park and Technology Park	April 10, 2013	738,843	233,500,000	—		233,500,000	(3)	87%

Total Acquisitions		1,045,843	$523,300,000	$292,200,000		$815,500,000		61%

(1)	This project is under construction (See Page 48).
(2)	Represents the anticipated cost to build the project to grade (See Page 48).
(3)	On April 10, 2013, the Company acquired the Mountain View Research Park and Mountain View Technology Park properties from its Value-Added Fund for an aggregate purchase price of approximately $233.5 million. In conjunction with the acquisition, the Value-Added Fund repaid the mortgage loans collateralized by the Mountain View Research Park and Mountain View Technology Park properties totaling approximately $90.0 million and $20.0 million, respectively, as well as the outstanding loans payable to the Company’s Operating Partnership totaling approximately $8.6 million and $3.7 million, respectively. The Mountain View Research Park and Mountain View Technology Park mortgage loans bore interest at variable rates equal to LIBOR plus 2.00% per annum and LIBOR plus 2.50% per annum, respectively and were scheduled to mature on May 31, 2014 and November 22, 2014, respectively. Prior to the acquisition, the Company’s ownership interest in the properties was approximately 39.5%. As a result of the acquisition, the Company owns 100% of the properties and is accounting for them on a consolidated basis.

On May 31, 2013, the Company’s two joint venture partners in 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building) in New York City) transferred all of their interests in the joint venture to third parties. In connection with the transfer, the Company and its new joint venture partners modified the Company’s relative decision making authority and consent rights with respect to the joint venture’s assets and operations. These changes resulted in the Company having sufficient financial and operating control over 767 Venture, LLC such that the Company now accounts for the assets, liabilities and operations of 767 Venture, LLC on a consolidated basis in its financial statements instead of under the equity method of accounting. Upon consolidation, the Company recognized a non-cash gain on its investment of approximately $359.5 million. The Company has not presented the transaction on the acquisitions/dispositions tables as there was no additional investment made by the Company in connection with the transaction.

DISPOSITIONS

For the period from January 1, 2013 through December 31, 2013

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

Montvale Center	February 20, 2013	123,630	$25,000,000	$20,182,000	(1)
125 West 55th Street (60% ownership interest)	May 30, 2013	587,666	470,000,000	43,232,000	(2)
303 Almaden Boulevard	June 28, 2013	158,499	40,000,000	—	(3)
Eighth Avenue and 46th Street (50% ownership interest)	July 19, 2013	N/A	45,000,000	11,269,000	(4)
1301 New York Avenue	August 22, 2013	201,281	135,000,000	86,448,000	(5)
Times Square Tower (45% ownership interest)	October 9, 2013	1,245,823	684,000,000	N/A	(6)
10 & 20 Burlington Mall Road	December 20, 2013	152,229	30,000,000	20,495,000	(7)
One Preserve Parkway	December 20, 2013	183,667	61,250,000	5,886,000	(8)

Total Dispositions		2,652,795	$1,490,250,000	$187,512,000

(1)	On February 20, 2013, the foreclosure sale of the Company’s Montvale Center property was ratified by the court. As a result of the ratification, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate resulting in the recognition of a gain on forgiveness of debt totaling approximately $20.2 million during the first quarter of 2013. The operating results of the property through the date of ratification have been classified as discontinued operations on a historical basis for all periods.
(2)	On May 30, 2013, a joint venture in which the Company has a 60% interest completed the sale of its 125 West 55th Street property located in New York City for a sale price of $470.0 million, including the assumption by the buyer of the mortgage loan collateralized by the property totaling approximately $198.6 million. The Company had previously recognized an impairment loss on its investment in the unconsolidated joint venture.
(3)	On June 28, 2013, the Company completed the sale of its 303 Almaden Boulevard property located in San Jose, California for a sale price of $40.0 million. Net cash proceeds totaled approximately $39.3 million. During the first quarter of 2013, the Company recognized an impairment loss totaling approximately $3.2 million, which was excluded from FFO in accordance with NAREIT’s definition, as the carrying value of the property exceeded its net sale price. As a result, there was no loss on sale of real estate recognized.
(4)	On July 19, 2013, a joint venture in which the Company has a 50% interest completed the sale of its Eighth Avenue and 46th Street project located in New York City for an imputed sale price of $45.0 million. Eighth Avenue and 46th Street is comprised of an assemblage of land parcels and air-rights. Net cash proceeds to the Company totaled approximately $21.8 million, after the payment of transaction costs.
(5)	On August 22, 2013, the Company completed the sale of its 1301 New York Avenue property located in Washington, DC for a net contract sale price of approximately $121.7 million. After adjusting for outstanding lease and other transaction costs assumed by the buyer, the gross sale price was approximately $135.0 million. Net cash proceeds totaled approximately $121.5 million, resulting in a gain on sale of approximately $86.4 million.
(6)	On October 9, 2013, the Company completed the sale of a 45% ownership interest in its Times Square Tower property for a gross sale price of $684.0 million in cash. Net cash proceeds totaled approximately $673.1 million, after the payment of transaction costs. In connection with the sale, the Company formed a joint venture with the buyer and will provide customary property management and leasing services to the joint venture. Times Square Tower is an approximately 1,246,000 net rentable square foot Class A office tower located in New York City. The transaction did not qualify as a sale of real estate for financial reporting purposes as the Company will continue to control the joint venture and will therefore continue to account for the property on a consolidated basis in its financial statements. The Company has accounted for the transaction as an equity transaction and has recognized noncontrolling interest in its consolidated balance sheets equal to 45% of the carrying value of the total equity of the property immediately prior to the transaction. The difference between the net cash proceeds received and the noncontrolling interest recognized, which difference totals approximately $429.6 million, has not been reflected as a gain on sale of real estate in the Company’s consolidated statements of operations and has instead been reflected as an increase to additional paid-in capital in the Company’s consolidated balance sheets.
(7)	On December 20, 2013, the Company completed the sale of its 10 & 20 Burlington Mall Road property located in Burlington, Massachusetts for a sale price of approximately $30.0 million. Net cash proceeds totaled approximately $29.4 million, resulting in a gain on sale of approximately $20.5 million.
(8)	On December 20, 2013, the Company completed the sale of its One Preserve Parkway property located in Rockville, Maryland for a sale price of approximately $61.3 million. Net cash proceeds totaled approximately $59.9 million, resulting in a gain on sale of approximately $5.9 million.

Boston Properties, Inc.

Fourth Quarter 2013

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of December 31, 2013

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 12/31/2013(2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

Office
Annapolis Junction Building Seven (50% ownership)	Q1 2015	Q1 2015	Annapolis, MD	1	125,000	$11,580,312	$17,500,000	$11,000,000	$6,216,323	$1,136,011	100%	—
680 Folsom Street	Q2 2014	Q3 2015	San Francisco, CA	2	524,509	279,923,259	340,000,000	—	—	60,076,741	96%	1%
250 West 55th Street (5)	Q4 2013	Q4 2015	New York, NY	1	989,000	840,316,913	1,050,000,000	—	—	209,683,087	58%	6%
804 Carnegie Center	Q1 2016	Q1 2016	Princeton, NJ	1	130,000	1,970,162	40,410,000			38,439,838	100%	—
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	113,274,347	215,000,000	—	—	101,725,653	—	—
601 Massachusetts Avenue	Q4 2015	Q4 2017	Washington, DC	1	478,000	155,309,368	360,760,000	—	—	205,450,632	79%	—
Transbay Tower (95% ownership) (6)	N/A	N/A	San Francisco, CA	1	N/A	244,082,156	340,000,000	—	—	95,917,844	N/A	N/A

Total Office Properties under Construction				8	2,553,509	$1,646,456,517	$2,363,670,000	$11,000,000	$6,216,323	$712,429,806	67%	3%

Residential
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	329,148	$109,194,734	$137,250,000	$—	$—	$28,055,266	15%	63%
The Avant at Reston Town Center - Retail				—	26,179	—	—	—	—	—	100%	—

Total Residential Properties under Construction				1	355,327	$109,194,734	$137,250,000	$—	$—	$28,055,266	21%	N/A

Total Properties under Construction				9	2,908,836	$1,755,651,251	$2,500,920,000	$11,000,000	$6,216,323	$740,485,072	61%	7%

PROJECTS PLACED IN-SERVICE DURING 2013

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)		Amount Drawn at 12/31/2013 (2)		Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

Annapolis Junction Building Six (50% ownership)	Q3 2012	Q2 2014	Annapolis, MD	1	119,339	$10,995,042	$14,000,000	$9,500,000		$6,996,571		$501,529	49%	100%
500 North Capitol Street, N.W. (30% ownership) (7)	Q4 2012	Q4 2013	Washington, DC	1	232,000	31,519,024	33,000,000	31,500,000	(7)	31,500,000	(7)	1,480,976	91%	100%
Two Patriots Park (8)	Q1 2013	Q1 2013	Reston, VA	1	255,951	57,091,856	60,700,000	—		—		3,608,144	100%	100%
Seventeen Cambridge Center	Q2 2013	Q2 2013	Cambridge, MA	1	195,191	72,266,911	72,400,000	—		—		133,089	100%	100%
Cambridge Center Connector (9)	Q3 2013	Q3 2013	Cambridge, MA	—	42,500	21,261,432	22,800,000	—		—		1,538,568	100%	100%

Total Projects placed in Service				4	844,981	$193,134,265	$202,900,000	$41,000,000		$38,496,571		$7,262,306	90%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future Square Feet (11)

North First Business Park	San Jose, CA	5	190,636	100.0%	$13.86	N	S	683,000

Total Properties held for Re-Development		5	190,636	100.0%	$13.86			683,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of January 24, 2014, including leases with future commencement dates and including residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(6)	On March 26, 2013, the joint venture completed the acquisition of a land parcel in San Francisco which will support a 60-story, 1.4 million square foot office tower known as Transbay Tower. The Total Estimated Investment represents only the cost to build to grade.
(7)	On May 31, 2013, the joint venture refinanced its construction loan. The new mortgage loan totaling $105.0 million requires interest only payments at a fixed interest rate of 4.15% per annum and matures on June 6, 2023.
(8)	Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(9)	The project is part of a lease extension and space expansion with a tenant at Cambridge Center for approximately 292,000 square feet. The project was completed on July 1, 2013.
(10)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(11)	The incremental square footage increase in Estimated Future Square Feet is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.

Boston Properties, Inc.

Fourth Quarter 2013

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2013

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA	38.3	1,160,000
Waltham, MA	25.4	1,150,000
Gaithersburg, MD	27.0	850,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000
San Francisco, CA	1.3	1,422,000

	369.5	10,570,364

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2013

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (3)	134.1	1,650,000
Cambridge, MA (4)	—	207,500

	134.1	1,857,500

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000. The option expires on January 1, 2018. Approximate Developable Square Feet was reduced by 130,000 square feet and Acreage was reduced by approximately 9 acres for 804 Carnegie Center.
(4)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Fourth Quarter 2013

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the non-cash termination adjustments. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of Outperformance Awards (“OPP Awards”) or Multi-Year Long-Term Incentive Program Awards (“MYLTIP Awards”) because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include OPP Awards or MYLTIP Awards because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Fourth Quarter 2013

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, less discontinued operations, plus corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office and Office/Technical properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 & 40 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures.

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Boston Properties, Inc.

Fourth Quarter 2013

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.